UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-4019

Exact name of registrant as specified in charter:  USAA INVESTMENT TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               EILEEN M. SMILEY
                                                     USAA INVESTMENT TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-4103

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2005




ITEM 1. REPORT TO STOCKHOLDERS.
USAA CORNERSTONE STRATEGY FUND - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2005


[LOGO OF USAA]
   USAA(R)

                                 USAA CORNERSTONE
                                       STRATEGY Fund

                                     [GRAPHIC OF USAA CORNERSTONE STRATEGY FUND]

     A n n u a l   R e p o r t

--------------------------------------------------------------------------------
     MAY 31, 2005

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                   2

MANAGERS' COMMENTARY                                                         4

FUND RECOGNITION                                                            11

INVESTMENT OVERVIEW                                                         12

FINANCIAL INFORMATION

    Distributions to Shareholders                                           17

    Report of Independent Registered Public Accounting Firm                 18

    Portfolio of Investments                                                19

    Notes to Portfolio of Investments                                       42

    Financial Statements                                                    47

    Notes to Financial Statements                                           50

EXPENSE EXAMPLE                                                             67

ADVISORY AGREEMENTS                                                         69

DIRECTORS' AND OFFICERS' INFORMATION                                        78

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2005, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                         "

                                               IN THE CURRENT INVESTMENT
                                           ENVIRONMENT . . . INVESTORS MAY
[PHOTO OF CHRISTOPHER W. CLAUS]          FIND THAT QUALITY, DIVERSIFICATION,
                                           SAFETY, LIQUIDITY, AND PATIENCE
                                             ARE THE SMARTEST STRATEGIES.

                                                         "

                                                                       June 2005
--------------------------------------------------------------------------------

                 As I write to you, inflation - a key driver of both the stock and bond markets - appears to be under control. The U.S. economy is in good health, and I expect the gross domestic product (GDP) to grow between 3% and 3.5% in 2005. Meanwhile, the Federal Reserve Board (the Fed) shows signs of nearing the end of its interest-rate tightening schedule; it is likely to leave the federal funds rate near 3.5% or 3.75%. Oil prices have moved higher, rising above $50 a barrel and continuing to constrain economic growth.

                 Although U.S. equity valuations are trading at historically high levels for a rising interest-rate environment, international valuations appear a little more reasonable. Remarkably, long-term interest rates have remained low, which has helped to support the stock market. Why? The bond market seems to believe that the economy will slow. Absent inflation and a rising dollar, longer-term interest rates actually declined in 2005, increasing the value of longer-term bonds. In my opinion, longer-term rates will continue to have a significant impact on the direction of the stock and bond markets over the next few quarters.

                 The growth in the U.S. budget deficit is of some concern. Sooner or later, the government must cut spending and/or raise taxes to pay its bills - both would be challenging for the U.S. economy over the long term.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 Consumers have their own budget deficits. Some pundits scoff at the significance; others predict a day of reckoning. I believe Americans have to curb their spending and start saving more to support their eventual retirements. And while greater savings may be a plus, a slowdown in consumer spending would hurt economic growth.

                 Against this backdrop, investors may find that quality, diversification, safety, liquidity, and patience are the smartest strategies. For short-term investors, money markets provide yields near 3%, with relative safety and liquidity. Investors with longer-term horizons could see annual returns of 4% to 5% a year in bonds, particularly if they reinvest the interest. Stocks are likely to generate only modest gains going forward; we see the equity markets providing mid-single-digit returns over the next several years.

                 In the current investment environment, it would be prudent to take what the market offers us and resist the urge to reach for higher returns at dramatically greater risk. Sometimes risk is simply risk and is not always rewarded with higher returns. We will continue to look for value in our investments, examine the risks, and not stray from our investment discipline.

                 From everyone at USAA, thank you for your business and the opportunity to serve your investment needs.

                 Sincerely,

                 /s/ CHRISTOPHER W. CLAUS

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                 Past performance is no guarantee of future results. o As interest rates rise, existing bond prices fall.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

MARK W. JOHNSON, CFA                        MATTHEW E. MEGARGEL, CFA
  USAA Investment Management Company          Wellington Management Company, LLP
  Precious Metals and Minerals Securities     U.S. Stocks

MARGARET "DIDI" WEINBLATT, Ph.D., CFA       JAMES P. HOFFMANN
  USAA Investment Management Company          Wellington Management Company, LLP
  Bonds and Money Market Instruments          Real Estate Securities

ARNOLD J. ESPE, CFA                         DAVID R. MANNHEIM
  USAA Investment Management Company          MFS Investment Management
  Bonds and Money Market Instruments          International Stocks

STUART H. WESTER, CFA                       MARCUS L. SMITH
  USAA Investment Management Company          MFS Investment Management
  U.S. Stocks                                 International Stocks

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

                 The USAA Cornerstone Strategy Fund had a total return of 9.42% for the year ended May 31, 2005. This compares to a 11.31% return for the Lipper Global Flexible Portfolio Funds Average, 10.75% for the Lipper Global Flexible Funds Index, and 8.23% for the S&P 500 Index.

HOW WERE THE FUND'S ASSETS ALLOCATED AMONG THE VARIOUS ASSET CLASSES?

                 We began the period with roughly 56% of net assets in U.S. stocks, 25% in international stocks, 19% in bonds and money market instruments, and no allocation to real estate or precious metals and minerals securities. In the first half of the reporting year, we shifted 5% of net assets from U.S. stocks to international stocks given the more attractive valuation characteristics of overseas stocks relative to their U.S. counterparts. As a result of this shift and the performance of individual managers within their respective markets, we ended the period with 52% in U.S.

                 REFER TO PAGE 14 FOR BENCHMARK DEFINITIONS.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 equities, 29% in international equities, 19% in bonds and money market instruments, and no allocation to real estate or precious metals and minerals securities.

DESCRIBE THE MARKET ENVIRONMENT FOR U.S. STOCKS, AS WELL AS YOUR OVERALL
STRATEGY.

                 While it was a positive reporting year for U.S. stocks, the great majority of returns were achieved in the fourth quarter of 2004. For the 12-month period, nine of the 10 economic sectors within the Russell 3000 Index generated positive returns, led by energy, which benefited from higher oil prices. Technology stocks lagged due to disappointing earnings forecasts from a number of key companies in the sector. The U.S. stock portion of the Fund was favorably positioned to outperform the Russell 3000 Index due to superior stock selection and overweight allocations to both the energy and industrials sectors.

HOW DID THE FUND'S U.S. STOCKS PORTION PERFORM?

                 Climbing oil prices helped make Exxon Mobil Corp. the greatest single contributor to performance. Other strong performers in the energy sector included Chesapeake Energy Corp. and ConocoPhillips. Given our view that high oil prices will persist, we have added to smaller names and oilfield services stocks with greater earnings leverage. Holdings in consumer staples and consumer discretionary sectors contributed positively to our return, led by Altria Group, Inc. and Michaels Stores, Inc., while General Electric Co. and Precision Castparts Corp. were contributors to our strong performance in the industrials sector.

                 THE RUSSELL 3000 INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. WELLINGTON MANAGEMENT AND USAA UTILIZE THE RUSSELL 3000 AS A FINANCIAL MARKET PERFORMANCE BENCHMARK IN MANAGING THE U.S. STOCK PORTION OF THE FUND.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-41.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 In the health care sector, negative sentiment surrounding the pharmaceutical industry weighed on shares of Pfizer, Inc., the largest detractor from our return, and Eli Lilly and Co. Shares of Biogen IDEC fell when Tysabri, the promising new multiple sclerosis treatment, developed in collaboration with Elan, was pulled from the market following the death of a patient. We sold the stock prior to the end of the reporting period. Other areas that hurt the return relative to the Russell 3000 Index included weaker stock selection in materials and financials as well as our underweight exposure to utilities.

WHAT ARE YOUR STRATEGIES MOVING FORWARD IN THE U.S. STOCK MARKET?

                 As the economic cycle matures, we will continue to look for attractively valued stocks with emphasis on superior earnings quality. We remain underweight in financials due to concerns about net-interest margins and regulatory scrutiny. We continue to be underweight in utilities given lofty valuations and rising short-term interest rates. We remain overweight in energy with a generally favorable view of oil and gas markets longer term, but are cautious about a near-term trading top in the sector as inventory levels and production rise. We are underweight in telecommunications services due to stiff competitive trends and pricing margins, and slightly overweight in information technology, with sizable positions in Microsoft Corp., Dell, Inc., and Cisco Systems, Inc., where fundamentals remain solid.

CAN YOU DESCRIBE THE MARKET ENVIRONMENT OVERSEAS?

                 After a strong start to the reporting year, most overseas markets have struggled in 2005 while adjusting to the fact that earnings growth is decelerating after reaching a cyclical peak in 2004.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-41.

 . . . C O N T I N U E D
========================--------------------------------------------------------

HOW DID THE INTERNATIONAL STOCKS PORTION OF THE FUND PERFORM DURING THE PERIOD?

                 Even though the technology sector struggled overall, our stock selection there was the most significant positive contributor to the performance of the international stocks portion. Our holding in Samsung Electronics Co. Ltd. (Korea) did very well given the company's world leadership in semiconductors, LCD TV components, and flash memory, which is used in MP3 players. Canon, Inc. (Japan) also performed well on a relative basis.

                 Retailing was another area where our stock selection was good, led by Hennes & Mauritz AB "B" (Sweden) and Esprit Holdings Ltd. (Hong Kong). H&M continued to expand profit margins based on good inventory control, and Esprit Holdings Ltd. had strong growth in same-store sales while expanding the number of stores, especially in Germany.

                 Two other sectors that had a positive impact were transportation, led by Canadian National Railway Co. (Canada), and energy, where we overcame an underweight position in this top-performing sector through excellent stock selection. We owned EnCana Corp. (Canada), a company that has some particularly productive oilfields in western Canada that are exceeding expectations.

                 Leisure, however, was a particularly poor sector. In the first half of the reporting year, our holdings in British Sky Broadcasting Group plc (U.K.) and News Corp., Inc. "B" (Australia) were large detractors, and both were sold. The stock of Nintendo Co. Ltd. (Japan), the world's largest manufacturer of handheld game machines, traded lower after management reported that software providers had delayed the release of games to be used in its DS system, a small, handheld device that was introduced last fall. Our original thesis, that Nintendo Co. Ltd. is well-positioned to

                 FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 build earnings through a new game cycle, remains intact. Another holding that we were disappointed by and sold was NOK Corp. (Japan), which among other things suffered from a lagging auto seals business.

WHAT'S YOUR OUTLOOK FOR INTERNATIONAL STOCK MARKETS?

                 Looking out the next five years, we believe earnings growth will be in the 8% to 10% range. However, there is a lot of volatility within industry sectors, an environment that favors our fundamental approach to investing on a company-by-company basis.

WHAT WAS THE BOND MARKET ENVIRONMENT DURING THE PERIOD?

                 The dominating theme was the decline in long-term interest rates despite the fact that the Federal Reserve Board (the
                 Fed) tripled the short-term federal funds rate, from 1% to 3%, through 0.25% hikes at eight consecutive meetings of the Federal Open Market Committee.

WHAT DROVE PERFORMANCE OF THE BOND PORTION OF THE FUND?

                 In this environment, the bond portion of the Fund benefited from its allocation among bond market sectors, but was hurt by its defensive posture on long-term interest rates. Specifically, we were underweight in long-duration bonds, those with maturities from 10 years to 30 years, and these had the best total return because long-term interest rates fell. Overall, the positive total return from coupon income and price appreciation from our longer-term bonds more than offset price declines on shorter-term bonds. Additionally, the fact that we had a good part of our

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-41.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                              HISTORICAL YIELD CURVE*

                         [CHART OF HISTORICAL YIELD CURVE]

MATURITY                 5/28/04                  5/31/05                   CHANGE
--------                 -------                  -------                  --------
 3 MONTH                  1.060%                   2.940%                   1.8798%
 6 MONTH                  1.378                    3.108                    1.7299
 2 YEAR                   2.532                    3.574                    0.0413
 3 YEAR                   3.063                    3.626                    0.5622
 5 YEAR                   3.791                    3.735                   -0.0557
10 YEAR                   4.647                    3.981                   -0.6658
30 YEAR                   5.345                    4.320                   -1.0241

                                    [END CHART]

                 *YIELD OF TREASURY BILLS, NOTES, AND BONDS. SOURCE: BLOOMBERG
                  L.P.

                 shorter-term exposure in floating-rate notes helped, because they did not suffer the price erosion of fixed-rate notes as rates rose.

HOW WAS THE BOND PORTION ALLOCATED BY SECTOR?

                 We were overweight in corporate bonds, and this proved beneficial as yield spreads relative to Treasuries narrowed. Within the corporate sector, we found the most value in utilities, insurance, real estate investment trusts (REITs), and aircraft-backed paper.

                 Our overweight exposure to mortgage-backed securities also helped, as did our underweight position in traditional U.S. Treasuries.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 Our holdings in U.S. Treasury inflation-protected securities, which have been such strong performers over the past few years, proved detrimental during this reporting year as inflation expectations fell.

WHAT'S YOUR OUTLOOK FOR THE U.S. BOND MARKET?

                 As of June 2005, the yield on the 10-year U.S. Treasury bond is again below 4%. Our view remains that yields this low do not adequately reflect inflation risk. Given that we expect a pickup in inflation, we continue to be positioned for an increase in long-term yields. We should note that we're not overly bearish on long-term interest rates. We just believe that a 10-year Treasury yield under 4% doesn't offer much value, while one closer to 5% does. We remain overweight in corporate bonds given our view that they will outperform over the long term, and continue to find value in mortgage-backed and asset-backed securities on a case-by-case basis.

DO YOU ANTICIPATE ANY CHANGES IN THE FUND'S ASSET ALLOCATION?

                 In early June 2005, just after the new reporting year began, we reduced our allocation to U.S. stocks and international stocks by 5% of Fund net assets each. While we remain positive on stocks, this move reflects a less favorable view on their risk/reward ratio. These assets were shifted to money market instruments, and we expect to move them to longer-term bonds when the overall bond market appears to be more in balance.

                 On behalf of all the managers working on the USAA Cornerstone Strategy Fund, thank you for your continued support.

 F U N D
==========----------------------------------------------------------------------
           RECOGNITION

USAA CORNERSTONE STRATEGY FUND

--------------------------------------------------------------------------------
                         USAA CORNERSTONE STRATEGY FUND
                         OVERALL MORNINGSTAR RATINGS(TM)
       out of 1,205 large blend funds for the period ending May 31, 2005:

                                 OVERALL RATING
                                    * * * *

             3-YEAR                 5-YEAR               10-YEAR
           * * * * *              * * * * *               * * *
       out of 1,205 funds      out of 906 funds      out of 323 funds

      The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and
        10-year (if applicable) Morningstar Ratings metrics. Ratings are based on risk-adjusted returns.
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF THE FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. (EACH SHARE CLASS IS COUNTED AS A FRACTION OF ONE FUND WITHIN THIS SCALE AND RATED SEPARATELY, WHICH MAY CAUSE SLIGHT VARIATIONS IN THE DISTRIBUTION PERCENTAGES.)

12

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA CORNERSTONE STRATEGY FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Using preset target ranges, the Fund's strategy is to invest its assets mostly in stocks (divided into the categories of U.S., international, real estate, and precious metals and minerals) and, to a much lesser extent, in bonds and money market instruments.

--------------------------------------------------------------------------------
                                     5/31/05                     5/31/04
--------------------------------------------------------------------------------
Net Assets                      $1,543.4 Million             $1,350.0 Million
Net Asset Value Per Share            $26.53                       $25.80

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/05
--------------------------------------------------------------------------------

1 YEAR                             5 YEARS                      10 YEARS
9.42%                               4.02%                         7.48%

                 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

                 TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME DIVIDEND AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                                       CUMULATIVE PERFORMANCE COMPARISON

                                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           S&P 500           Lipper Global Flexible   Lipper Global Flexible      USAA Cornerstone
                            Index           Portfolio Funds Average        Funds Index             Strategy Fund
                          ---------         -----------------------   ----------------------      ----------------
 5/31/1995               $10,000.00               $10,000.00               $10,000.00               $10,000.00
 6/30/1995                10,231.87                10,130.79                10,096.24                10,110.47
 7/31/1995                10,571.03                10,462.24                10,366.40                10,349.77
 8/31/1995                10,597.41                10,455.42                10,358.84                10,408.45
 9/30/1995                11,044.39                10,655.68                10,540.32                10,629.61
10/31/1995                11,004.93                10,597.92                10,452.33                10,435.53
11/30/1995                11,487.48                10,846.89                10,678.49                10,715.79
12/31/1995                11,708.76                11,090.84                10,919.78                11,112.69
 1/31/1996                12,106.81                11,279.90                11,186.50                11,436.41
 2/29/1996                12,219.44                11,329.37                11,183.75                11,496.53
 3/31/1996                12,337.09                11,447.40                11,272.07                11,602.89
 4/30/1996                12,518.81                11,674.81                11,516.79                11,667.63
 5/31/1996                12,841.12                11,805.98                11,589.87                11,778.62
 6/30/1996                12,890.07                11,822.86                11,637.88                11,847.99
 7/31/1996                12,320.91                11,521.37                11,353.99                11,557.59
 8/31/1996                12,581.19                11,754.34                11,521.50                11,816.66
 9/30/1996                13,288.66                12,139.95                11,844.84                12,147.70
10/31/1996                13,655.02                12,249.40                11,990.85                12,325.22
11/30/1996                14,686.27                12,721.86                12,501.28                12,861.22
12/31/1996                14,395.34                12,725.70                12,519.01                13,098.83
 1/31/1997                15,294.21                12,946.48                12,750.78                13,295.88
 2/28/1997                15,414.29                13,045.05                12,824.39                13,359.92
 3/31/1997                14,782.12                12,841.05                12,614.77                13,153.02
 4/30/1997                15,663.81                12,938.26                12,738.13                13,231.84
 5/31/1997                16,621.46                13,538.95                13,273.71                13,773.73
 6/30/1997                17,360.38                13,966.42                13,645.58                14,271.27
 7/31/1997                18,741.38                14,568.50                14,206.76                14,939.78
 8/31/1997                17,692.24                14,129.28                13,799.09                14,494.36
 9/30/1997                18,660.63                14,832.00                14,387.06                15,323.77
10/31/1997                18,038.12                14,286.94                13,876.92                14,929.54
11/30/1997                18,872.46                14,381.56                13,920.10                14,990.98
12/31/1997                19,196.33                14,496.04                14,039.51                15,147.77
 1/31/1998                19,408.45                14,599.52                14,073.78                15,142.38
 2/28/1998                20,807.46                15,241.22                14,708.32                15,671.41
 3/31/1998                21,872.12                15,730.44                15,201.87                16,168.06
 4/30/1998                22,096.10                15,846.63                15,335.96                16,227.44
 5/31/1998                21,716.82                15,680.33                15,204.62                16,135.67
 6/30/1998                22,598.30                15,736.43                15,192.71                16,043.90
 7/31/1998                22,359.47                15,595.61                15,044.16                15,675.34
 8/31/1998                19,129.05                13,845.03                13,379.56                14,050.08
 9/30/1998                20,355.53                14,124.35                13,593.73                14,324.69
10/31/1998                22,008.71                14,780.32                14,303.54                14,812.27
11/30/1998                23,342.07                15,415.12                14,943.99                15,238.20
12/31/1998                24,686.28                15,878.37                15,301.81                15,452.12
 1/31/1999                25,718.19                16,076.24                15,483.50                15,434.51
 2/28/1999                24,919.01                15,641.18                15,106.94                15,017.84
 3/31/1999                25,915.72                16,136.49                15,598.85                15,158.69
 4/30/1999                26,919.30                16,823.71                16,436.85                16,132.88
 5/31/1999                26,284.33                16,545.53                16,175.01                16,015.51
 6/30/1999                27,739.06                17,126.81                16,774.60                16,285.46
 7/31/1999                26,876.69                17,159.10                16,763.05                16,114.32
 8/31/1999                26,743.63                17,111.90                16,704.10                15,940.78
 9/30/1999                26,011.39                17,103.70                16,612.81                15,723.86
10/31/1999                27,656.70                17,508.45                16,949.63                15,922.19
11/30/1999                28,218.88                18,096.25                17,544.72                16,064.74
12/31/1999                29,878.59                19,337.31                18,724.47                16,708.74
 1/31/2000                28,377.60                18,903.90                18,341.87                16,232.82
 2/29/2000                27,840.98                19,609.32                19,362.33                16,091.33
 3/31/2000                30,562.88                19,899.83                19,268.28                17,081.76
 4/30/2000                29,643.69                19,268.86                18,623.36                16,933.84
 5/31/2000                29,035.99                18,936.59                18,330.86                16,895.25
 6/30/2000                29,751.10                19,645.78                18,987.94                17,242.55
 7/31/2000                29,286.39                19,253.00                18,753.47                17,104.17
 8/31/2000                31,104.47                19,908.77                19,393.07                17,463.42
 9/30/2000                29,462.78                19,398.26                18,820.93                16,997.73
10/31/2000                29,337.60                19,026.41                18,456.18                16,844.71
11/30/2000                27,026.52                18,363.54                17,743.07                16,538.69
12/31/2000                27,159.11                18,993.92                18,461.33                17,167.59
 1/31/2001                28,122.11                19,425.47                18,699.98                17,470.19
 2/28/2001                25,559.54                18,558.75                17,756.97                16,817.91
 3/31/2001                23,941.23                17,780.34                16,881.05                16,253.06
 4/30/2001                25,800.23                18,544.58                17,741.82                17,053.27
 5/31/2001                25,973.31                18,508.33                17,606.10                16,992.75
 6/30/2001                25,341.38                18,334.98                17,348.79                16,730.50
 7/31/2001                25,091.82                18,125.29                17,103.18                16,770.84
 8/31/2001                23,522.61                17,786.00                16,680.80                16,380.82
 9/30/2001                21,623.25                16,428.39                15,581.03                15,244.39
10/31/2001                22,035.82                16,873.89                15,949.21                15,392.32
11/30/2001                23,725.70                17,598.73                16,525.43                16,132.02
12/31/2001                23,933.67                17,858.21                16,545.79                16,357.44
 1/31/2002                23,584.59                17,611.49                16,438.76                16,091.58
 2/28/2002                23,129.65                17,543.34                16,303.90                16,182.53
 3/31/2002                23,999.64                18,182.16                16,756.79                16,728.24
 4/30/2002                22,545.24                18,025.29                16,531.02                16,504.36
 5/31/2002                22,379.73                18,042.49                16,725.46                16,490.37
 6/30/2002                20,786.17                17,414.92                16,095.59                15,902.67
 7/31/2002                19,166.28                16,219.61                15,142.80                15,000.15
 8/31/2002                19,291.75                16,342.97                15,218.14                15,119.09
 9/30/2002                17,197.22                15,253.12                14,282.04                14,258.54
10/31/2002                18,709.19                15,820.61                14,883.32                14,783.26
11/30/2002                19,809.32                16,610.26                15,480.60                15,398.94
12/31/2002                18,646.16                16,176.45                15,086.86                15,007.06
 1/31/2003                18,158.64                15,960.41                14,847.70                14,587.79
 2/28/2003                17,885.78                15,784.80                14,692.36                14,385.38
 3/31/2003                18,058.95                15,776.89                14,676.78                14,378.15
 4/30/2003                19,545.77                16,805.18                15,530.25                15,288.98
 5/31/2003                20,574.60                17,815.88                16,361.28                16,062.47
 6/30/2003                20,837.43                18,013.36                16,559.12                16,293.79
 7/31/2003                21,204.99                18,145.72                16,688.44                16,416.68
 8/31/2003                21,617.72                18,526.77                17,040.74                16,763.67
 9/30/2003                21,388.83                18,809.03                17,301.29                16,770.90
10/31/2003                22,598.17                19,550.93                17,963.22                17,544.38
11/30/2003                22,796.77                19,816.52                18,251.37                17,819.08
12/31/2003                23,991.50                20,671.91                18,862.76                18,565.45
 1/31/2004                24,431.77                21,044.71                19,289.21                18,798.71
 2/29/2004                24,771.25                21,383.77                19,560.41                19,134.01
 3/31/2004                24,397.58                21,483.25                19,648.35                18,973.65
 4/30/2004                24,015.09                20,905.07                19,081.71                18,645.63
 5/31/2004                24,343.99                20,986.26                19,169.92                18,806.00
 6/30/2004                24,817.22                21,307.98                19,437.04                19,177.74
 7/31/2004                23,995.94                20,768.12                18,941.60                18,616.48
 8/31/2004                24,092.10                20,842.95                19,015.97                18,623.77
 9/30/2004                24,353.08                21,279.09                19,472.72                18,951.78
10/31/2004                24,725.14                21,694.84                19,829.86                19,228.77
11/30/2004                25,725.23                22,748.20                20,747.97                20,023.28
12/31/2004                26,600.35                23,391.06                21,338.60                20,701.99
 1/31/2005                25,951.98                23,031.45                20,959.80                20,352.95
 2/28/2005                26,497.82                23,534.42                21,451.69                20,833.85
 3/31/2005                26,029.08                23,159.26                21,052.47                20,477.05
 4/30/2005                25,535.66                22,920.38                20,832.04                20,166.80
 5/31/2005                26,347.46                23,322.52                21,231.25                20,577.88

                                                  [END CHART]

                      DATA FROM 5/31/95 THROUGH 5/31/05.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

14

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                 The graph on page 13 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the following benchmarks:

                 o The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                 o The Lipper Global Flexible Portfolio Funds Average is an
                   average performance level of all global flexible portfolio funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The Lipper Global Flexible Funds Index tracks the total
                   return performance of the 10 largest funds within the Lipper Global Flexible Portfolio Funds category.

 . . . C O N T I N U E D
========================--------------------------------------------------------

---------------------------------------------------------------------------
                              TOP 3 HOLDINGS*
                              IN EACH CATEGORY
                             (% of Net Assets)
---------------------------------------------------------------------------

INTERNATIONAL STOCKS

  Reckitt Benckiser plc                                                1.2%

  Roche Holdings AG                                                    0.9%

  Total S.A.                                                           0.8%

BONDS

  Freddie Mac, Pool C01491                                             0.9%

  Government National Mortgage Assn. I, Pool 781496                    0.6%

  Fannie Mae, Pool 706349                                              0.5%

U.S. EQUITIES

  Microsoft Corp.                                                      1.4%

  Bank of America Corp.                                                1.3%

  Citigroup, Inc.                                                      1.3%
---------------------------------------------------------------------------

*EXCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS PURCHASED WITH
 CASH COLLATERAL FROM SECURITIES LOANED.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-41.

                 FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

16

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                    ASSET ALLOCATION
                         5/31/05

             [PIE CHART OF ASSET ALLOCATION]

U.S. Equities                                      51.8%
International Equities                             29.2%
Bonds                                              17.0%
Short-Term Investments Purchased with Cash
   Collateral from Securities Loaned                7.0%
Money Market Instruments                            2.1%

                       [END CHART]

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

--------------------------------------------------------
                    TOP 10 INDUSTRIES*
                    (% of Net Assets)
--------------------------------------------------------

Pharmaceuticals                                     5.4%

Diversified Banks                                   3.7%

Integrated Oil & Gas                                3.3%

Health Care Equipment                               3.1%

Oil & Gas Exploration & Production                  2.9%

Electric Utilities                                  2.6%

Regional Banks                                      2.6%

Aerospace & Defense                                 2.5%

Household Products                                  2.3%

Semiconductors                                      2.3%
--------------------------------------------------------

*EXCLUDES U.S. GOVERNMENT

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA CORNERSTONE STRATEGY FUND

                 The following federal tax information related to the Fund's fiscal year ended May 31, 2005, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2006.

                 Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $14,481,000.

                 62.87% of ordinary income distributions qualifies for dividends-received deductions eligible to corporations.

                 The Fund has designated a portion of the amount paid to redeeming shareholders, in the amount of $3,412,000, as a long-term capital gain distribution for tax purposes.

18

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
USAA CORNERSTONE STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities of the USAA Cornerstone Strategy Fund (a portfolio of USAA Investment Trust) (the "Fund"), including the portfolio of investments, as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the periods presented through May 31, 2002, were audited by other auditors whose report dated July 5, 2002, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ ERNST & YOUNG LLP

San Antonio, Texas
July 13, 2005

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               U.S. EQUITIES (51.8%)

               U.S. STOCKS (51.0%)

               ADVERTISING (0.4%)
   138,500     Lamar Advertising Co. "A"*                                                    $    5,792
                                                                                             ----------
               AEROSPACE & DEFENSE (2.5%)
   137,000     Boeing Co.                                                                         8,754
    96,600     Engineered Support Systems, Inc.                                                   3,767
    50,500     General Dynamics Corp.                                                             5,453
    91,700     Precision Castparts Corp.                                                          7,128
    48,800     Rockwell Collins, Inc.                                                             2,410
   103,800     United Technologies Corp.                                                         11,076
                                                                                             ----------
                                                                                                 38,588
                                                                                             ----------
               ALUMINUM (0.4%)
   243,500     Alcoa, Inc.                                                                        6,599
                                                                                             ----------
               APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
    25,100     Columbia Sportswear Co.*                                                           1,132
    18,900     Liz Claiborne, Inc.                                                                  710
                                                                                             ----------
                                                                                                  1,842
                                                                                             ----------
               APPAREL RETAIL (0.8%)
    96,700     Chico's FAS, Inc.*                                                                 3,308
   117,300     Christopher & Banks Corp.                                                          2,146
   136,800     Gap, Inc.                                                                          2,873
   155,900     Pacific Sunwear of California, Inc.*                                               3,274
                                                                                             ----------
                                                                                                 11,601
                                                                                             ----------
               ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
   162,000     Northern Trust Corp.                                                               7,439
   104,000     State Street Corp.                                                                 4,992
                                                                                             ----------
                                                                                                 12,431
                                                                                             ----------
               AUTOMOTIVE RETAIL (0.2%)
    51,000     O'Reilly Automotive, Inc.*                                                         2,833
                                                                                             ----------
               BIOTECHNOLOGY (0.4%)
   105,700     Genzyme Corp.(h)*                                                                  6,595
                                                                                             ----------

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               BROADCASTING & CABLE TV (0.5%)
   142,800     Citadel Broadcasting Corp.*                                                   $    1,695
   166,200     Comcast Corp. "A"*                                                                 5,259
                                                                                             ----------
                                                                                                  6,954
                                                                                             ----------
               CASINOS & GAMING (0.2%)
    52,700     Harrah's Entertainment, Inc.                                                       3,784
                                                                                             ----------
               COMMUNICATIONS EQUIPMENT (1.7%)
   532,900     Cisco Systems, Inc.*                                                              10,328
   502,300     Corning, Inc.*                                                                     7,876
   160,700     Motorola, Inc.                                                                     2,791
   324,600     Polycom, Inc.*                                                                     5,554
                                                                                             ----------
                                                                                                 26,549
                                                                                             ----------
               COMPUTER HARDWARE (0.6%)
   222,100     Dell, Inc.*                                                                        8,860
                                                                                             ----------
               COMPUTER STORAGE & PERIPHERALS (0.2%)
    29,900     QLogic Corp.*                                                                        957
    98,700     SanDisk Corp.*                                                                     2,575
                                                                                             ----------
                                                                                                  3,532
                                                                                             ----------
               CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
    46,000     Caterpillar, Inc.                                                                  4,329
    39,200     Oshkosh Truck Corp.                                                                3,126
                                                                                             ----------
                                                                                                  7,455
                                                                                             ----------
               CONSTRUCTION MATERIALS (0.1%)
    28,800     Vulcan Materials Co.                                                               1,726
                                                                                             ----------
               CONSUMER ELECTRONICS (0.2%)
    61,300     Garmin Ltd.(h)                                                                     2,719
                                                                                             ----------
               CONSUMER FINANCE (0.2%)
    37,000     Capital One Financial Corp.                                                        2,790
                                                                                             ----------
               DATA PROCESSING & OUTSOURCED SERVICES (1.0%)
    43,000     Affiliated Computer Services, Inc. "A"*                                            2,224
    41,100     DST Systems, Inc.*                                                                 1,987

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
   127,800     First Data Corp.                                                              $    4,835
   145,200     Fiserv, Inc.*                                                                      6,244
                                                                                             ----------
                                                                                                 15,290
                                                                                             ----------
               DIVERSIFIED BANKS (1.4%)
   448,300     Bank of America Corp.                                                             20,765
                                                                                             ----------
               DIVERSIFIED CHEMICALS (0.6%)
   186,200     Du Pont (E.I.) De Nemours & Co.                                                    8,660
                                                                                             ----------
               DRUG RETAIL (0.2%)
   741,200     Rite Aid Corp.(h)*                                                                 2,935
                                                                                             ----------
               EDUCATIONAL SERVICES (0.5%)
   111,700     Career Education Corp.(h)*                                                         3,873
    78,900     ITT Educational Services, Inc.*                                                    3,581
                                                                                             ----------
                                                                                                  7,454
                                                                                             ----------
               ELECTRIC UTILITIES (0.7%)
   271,900     PG&E Corp.                                                                         9,726
    10,000     Southern California Edison Co. (Preferred)*                                        1,017
                                                                                             ----------
                                                                                                 10,743
                                                                                             ----------
               ELECTRONIC EQUIPMENT MANUFACTURERS (0.3%)
   275,100     Symbol Technologies, Inc.                                                          3,166
    92,000     Tektronix, Inc.                                                                    2,086
                                                                                             ----------
                                                                                                  5,252
                                                                                             ----------
               ELECTRONIC MANUFACTURING SERVICES (0.2%)
    82,600     Benchmark Electronics, Inc.*                                                       2,616
                                                                                             ----------
               ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    89,500     Waste Connections, Inc.*                                                           3,319
                                                                                             ----------
               GENERAL MERCHANDISE STORES (0.2%)
   139,300     Dollar Tree Stores, Inc.*                                                          3,455
                                                                                             ----------
               HEALTH CARE EQUIPMENT (2.6%)
   193,900     Baxter International, Inc.                                                         7,155
    67,600     Biomet, Inc.                                                                       2,548

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
    75,300     Diagnostic Products Corp.                                                     $    3,279
   183,900     Fisher Scientific International, Inc.*                                            11,486
    18,400     Kinetic Concepts, Inc.*                                                            1,182
   226,700     Medtronic, Inc.                                                                   12,185
    47,100     Waters Corp.*                                                                      1,830
                                                                                             ----------
                                                                                                 39,665
                                                                                             ----------
               HEALTH CARE FACILITIES (0.7%)
   138,200     HCA, Inc.                                                                          7,463
    74,200     Triad Hospitals, Inc.*                                                             3,763
                                                                                             ----------
                                                                                                 11,226
                                                                                             ----------
               HEALTH CARE SERVICES (0.2%)
   100,600     Dendrite International, Inc.*                                                      1,559
    54,400     Omnicare, Inc.                                                                     2,085
                                                                                             ----------
                                                                                                  3,644
                                                                                             ----------
               HEALTH CARE SUPPLIES (0.4%)
    50,200     Cooper Companies, Inc.                                                             3,316
    59,900     Edwards Lifesciences Corp.*                                                        2,738
                                                                                             ----------
                                                                                                  6,054
                                                                                             ----------
               HOME ENTERTAINMENT SOFTWARE (0.4%)
   107,000     Electronic Arts, Inc.*                                                             5,622
                                                                                             ----------
               HOME IMPROVEMENT RETAIL (0.6%)
   170,700     Lowe's Companies, Inc.                                                             9,766
                                                                                             ----------
               HOMEBUILDING (0.5%)
   237,133     D.R. Horton, Inc.                                                                  8,198
                                                                                             ----------
               HOUSEHOLD PRODUCTS (1.1%)
   302,700     Procter & Gamble Co.                                                              16,694
                                                                                             ----------
               HOUSEWARES & SPECIALTIES (0.2%)
   104,200     Yankee Candle Co., Inc.                                                            3,287
                                                                                             ----------
               HYPERMARKETS & SUPER CENTERS (0.2%)
    67,100     Wal-Mart Stores, Inc.                                                              3,169
                                                                                             ----------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES (1.7%)
   539,100     General Electric Co.                                                          $   19,666
   213,000     Tyco International Ltd.                                                            6,162
                                                                                             ----------
                                                                                                 25,828
                                                                                             ----------
               INDUSTRIAL GASES (0.6%)
   161,700     Air Products & Chemicals, Inc.                                                     9,739
                                                                                             ----------
               INDUSTRIAL MACHINERY (0.7%)
   108,000     Ingersoll-Rand Co. Ltd. "A"                                                        8,360
    41,700     Parker Hannifin Corp.                                                              2,516
                                                                                             ----------
                                                                                                 10,876
                                                                                             ----------
               INSURANCE BROKERS (0.2%)
   118,200     Arthur J. Gallagher & Co.                                                          3,265
                                                                                             ----------
               INTEGRATED OIL & GAS (2.1%)
   125,800     ConocoPhillips                                                                    13,566
   346,500     Exxon Mobil Corp.                                                                 19,474
                                                                                             ----------
                                                                                                 33,040
                                                                                             ----------
               INTERNET SOFTWARE & SERVICES (0.6%)
   251,200     Yahoo!, Inc.*                                                                      9,345
                                                                                             ----------
               INVESTMENT BANKING & BROKERAGE (1.1%)
   394,300     E*TRADE Financial Corp.*                                                           4,870
   208,300     Merrill Lynch & Co., Inc.                                                         11,302
                                                                                             ----------
                                                                                                 16,172
                                                                                             ----------
               LIFE & HEALTH INSURANCE (0.2%)
   196,100     UnumProvident Corp.                                                                3,600
                                                                                             ----------
               MANAGED HEALTH CARE (1.4%)
    79,400     Coventry Health Care, Inc.*                                                        5,528
   320,900     Health Net, Inc.*                                                                 10,984
    40,300     WellPoint, Inc.*                                                                   5,360
                                                                                             ----------
                                                                                                 21,872
                                                                                             ----------
               MOVIES & ENTERTAINMENT (1.7%)
 1,102,500     Time Warner, Inc.*                                                                19,184
   197,500     Viacom, Inc. "B"                                                                   6,772
                                                                                             ----------
                                                                                                 25,956
                                                                                             ----------

24

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               MULTI-LINE INSURANCE (0.4%)
   123,200     American International Group, Inc.                                            $    6,844
                                                                                             ----------
               OIL & GAS DRILLING (0.5%)
   228,700     GlobalSantaFe Corp.                                                                8,379
                                                                                             ----------
               OIL & GAS EQUIPMENT & SERVICES (0.6%)
   138,000     Schlumberger Ltd.                                                                  9,435
                                                                                             ----------
               OIL & GAS EXPLORATION & PRODUCTION (1.6%)
   329,000     Chesapeake Energy Corp.                                                            6,734
   179,100     Noble Energy, Inc.(h)                                                             13,320
   141,233     XTO Energy, Inc.                                                                   4,395
                                                                                             ----------
                                                                                                 24,449
                                                                                             ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (1.5%)
   432,943     Citigroup, Inc.                                                                   20,396
    54,200     Principal Financial Group, Inc.                                                    2,162
                                                                                             ----------
                                                                                                 22,558
                                                                                             ----------
               PACKAGED FOODS & MEAT (0.6%)
    96,000     General Mills, Inc.                                                                4,752
    86,900     Kellogg Co.                                                                        3,953
                                                                                             ----------
                                                                                                  8,705
                                                                                             ----------
               PHARMACEUTICALS (3.0%)
   297,100     Abbott Laboratories                                                               14,332
    93,700     Eli Lilly and Co.                                                                  5,463
   318,700     Pfizer, Inc.                                                                       8,892
   429,900     Schering-Plough Corp.                                                              8,383
   223,600     Wyeth                                                                              9,697
                                                                                             ----------
                                                                                                 46,767
                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (0.8%)
    59,900     Ambac Financial Group, Inc.                                                        4,322
   222,723     St. Paul Travelers Companies, Inc.                                                 8,436
                                                                                             ----------
                                                                                                 12,758
                                                                                             ----------
               REAL ESTATE INVESTMENT TRUSTS (0.5%)
   106,900     Simon Property Group, Inc.                                                         7,346
                                                                                             ----------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               REGIONAL BANKS (0.4%)
    80,900     Zions Bancorp                                                                 $    5,731
                                                                                             ----------
               RESTAURANTS (0.4%)
   101,100     CBRL Group, Inc.(h)                                                                4,117
    36,300     Yum! Brands, Inc.                                                                  1,862
                                                                                             ----------
                                                                                                  5,979
                                                                                             ----------
               SEMICONDUCTOR EQUIPMENT (0.4%)
    90,200     Lam Research Corp.*                                                                2,767
    95,900     Varian Semiconductor Equipment Associates, Inc.*                                   3,892
                                                                                             ----------
                                                                                                  6,659
                                                                                             ----------
               SEMICONDUCTORS (1.6%)
   318,600     Intel Corp.                                                                        8,580
    54,200     International Rectifier Corp.*                                                     2,590
    98,500     Maxim Integrated Products, Inc.                                                    3,881
    73,300     Microchip Technology, Inc.                                                         2,172
   283,700     Texas Instruments, Inc.                                                            7,841
                                                                                             ----------
                                                                                                 25,064
                                                                                             ----------
               SOFT DRINKS (0.8%)
   207,600     PepsiCo, Inc.                                                                     11,688
                                                                                             ----------
               SPECIALTY STORES (0.9%)
   246,600     Michaels Stores, Inc.                                                             10,384
   106,500     Petco Animal Supplies, Inc.*                                                       3,205
                                                                                             ----------
                                                                                                 13,589
                                                                                             ----------
               SYSTEMS SOFTWARE (1.5%)
   902,700     Microsoft Corp.                                                                   23,290
                                                                                             ----------
               TECHNOLOGY DISTRIBUTORS (0.2%)
    54,200     CDW Corp.                                                                          3,153
                                                                                             ----------
               THRIFTS & MORTGAGE FINANCE (1.1%)
    52,800     Freddie Mac(k,+)                                                                   3,434
   102,200     Golden West Financial Corp.                                                        6,400
    72,500     IndyMac Bancorp, Inc.                                                              2,983
   216,000     Sovereign Bancorp, Inc.                                                            4,821
                                                                                             ----------
                                                                                                 17,638
                                                                                             ----------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               TOBACCO (0.8%)
   189,500     Altria Group, Inc.                                                            $   12,723
                                                                                             ----------
               TRADING COMPANIES & DISTRIBUTORS (0.2%)
    62,400     Fastenal Co.(h)                                                                    3,627
                                                                                             ----------
               TRUCKING (0.2%)
    61,400     Yellow Roadway Corp.(h)*                                                           3,241
                                                                                             ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.7%)
   331,400     Nextel Communications, Inc. "A"*                                                  10,002
                                                                                             ----------
               Total U.S. stocks (cost: $672,669)                                               787,782
                                                                                             ----------
               EXCHANGE-TRADED FUNDS (0.8%)

    78,100     iShares Russell 2000 Growth Index Fund(h)                                          4,912
    57,900     MidCap SPDR Trust Series 1(h)                                                      7,096
                                                                                             ----------
               Total exchange-traded funds (cost: $10,979)                                       12,008
                                                                                             ----------
               Total U.S. equities (cost: $683,648)                                             799,790
                                                                                             ----------
               INTERNATIONAL EQUITIES (29.2%)

               INTERNATIONAL STOCKS (29.2%)

               AUSTRALIA (0.3%)
   474,583     QBE Insurance Group Ltd. (Property & Casualty Insurance)                           5,258
                                                                                             ----------
               AUSTRIA (0.5%)
   164,070     Erste Bank der oesterreichischen Sparkassen AG (Regional Banks)                    8,070
                                                                                             ----------
               BRAZIL (0.2%)
   129,700     Companhia Vale Do Rio Doce ADR (Steel)                                             3,765
                                                                                             ----------
               CANADA (0.9%)
   124,210     Canadian National Railway Co. (Railroads)                                          7,611
   162,300     EnCana Corp. (Oil & Gas Exploration & Production)                                  5,625
                                                                                             ----------
                                                                                                 13,236
                                                                                             ----------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               FRANCE (5.2%)
   399,560     AXA S.A. (Multi-Line Insurance)                                               $    9,740
    23,837     Air Liquide S.A. (Industrial Gases)(h)                                             4,145
    46,323     Air Liquide S.A. - Bonus Shares (Industrial Gases)
                  (acquired 7/03/2002-11/11/2004; cost $6,236)(n,r)                               8,054
   149,720     Business Objects S.A. (Application Software)(h)*                                   4,291
   259,631     Credit Agricole S.A. (Regional Banks)(h)                                           6,732
    83,100     Groupe DANONE (Packaged Foods & Meat)(h)                                           7,644
    81,900     LVMH Moet Hennessy Louis Vuitton S.A.
                  (Apparel & Accessories & Luxury Goods)                                          5,845
    65,330     Sanofi-Aventis S.A. (Pharmaceuticals)(h)                                           5,893
   148,104     Schneider Electric S.A. (Electrical Components & Equipment)(h)                    10,898
    70,409     Societe Television Francaise 1 (Broadcasting & Cable TV)                           1,907
    53,680     Total S.A. (Integrated Oil & Gas)(h)                                              11,857
   105,660     Veolia Environnement S.A. (Multi-Utilities)(h)                                     3,985
                                                                                             ----------
                                                                                                 80,991
                                                                                             ----------
               GERMANY (0.4%)
    10,280     Premiere AG (Broadcasting & Cable TV)*                                               358
    89,770     Schering AG (Pharmaceuticals)(h)                                                   5,642
                                                                                             ----------
                                                                                                  6,000
                                                                                             ----------
               HONG KONG (1.0%)
12,021,500     CNOOC Ltd. (Oil & Gas Exploration & Production)                                    6,606
   601,500     Esprit Holdings Ltd. (Apparel Retail)                                              4,310
 5,203,000     Hutchison Telecommunications International Ltd. (Wireless
                  Telecommunication Services)*                                                    4,915
                                                                                             ----------
                                                                                                 15,831
                                                                                             ----------
               HUNGARY (0.4%)
    91,000     OTP Bank Ltd. GDR (Regional Banks)                                                 5,597
                                                                                             ----------
               INDONESIA (0.1%)
 4,992,500     PT Bank Central Asia Tbk (Diversified Banks)                                       1,823
                                                                                             ----------
               IRELAND (0.3%)
   314,450     Depfa Bank plc (Specialized Finance)                                               5,046
                                                                                             ----------
               ISRAEL (0.3%)
   219,100     Check Point Software Technologies Ltd. (Systems Software)*                         4,976
                                                                                             ----------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               ITALY (0.5%)
    64,929     FastWeb S.p.A. (Communications Equipment)*                                    $    2,836
   226,500     RAS S.p.A. (Multi-Line Insurance)                                                  4,367
                                                                                             ----------
                                                                                                  7,203
                                                                                             ----------
               JAPAN (4.7%)
   737,000     Asahi Glass Co. (Building Products)                                                7,986
   325,000     Bridgestone Corp. (Tires & Rubber)                                                 6,423
   187,000     Canon, Inc. (Electronic Equipment Manufacturers)                                  10,165
   194,600     Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                                   2,881
   221,000     Kaneka Corp. (Diversified Chemicals)                                               2,307
    34,900     Murata Manufacturing Co. Ltd. (Electrical Components & Equipment)                  1,781
    54,600     Nintendo Co. Ltd. (Leisure Products)                                               5,805
   123,600     Nitto Denko Corp. (Specialty Chemicals)                                            6,958
   583,000     Sekisui Chemical Co. Ltd. (Homebuilding)                                           4,056
 1,017,000     Shinsei Bank Ltd. (Diversified Banks)                                              5,163
 1,794,000     Tokyo Gas Co. Ltd. (Gas Utilities)                                                 7,041
   974,000     Toray Industries, Inc. (Textiles)                                                  4,335
   214,500     Toyota Motor Corp. (Automobile Manufacturers)                                      7,629
                                                                                             ----------
                                                                                                 72,530
                                                                                             ----------
               KOREA (0.7%)
    22,640     Samsung Electronics Co. Ltd. (Semiconductors)                                     10,989
                                                                                             ----------
               MEXICO (0.6%)
    97,220     Grupo Televisa S.A. de C.V. ADR (Broadcasting & Cable TV)(h)                       5,833
   914,400     Wal-Mart de Mexico S.A. (General Merchandise Stores)                               3,466
                                                                                             ----------
                                                                                                  9,299
                                                                                             ----------
               NETHERLANDS (0.4%)
    40,000     Aegon N.V. (Life & Health Insurance)*(o)                                           1,002
   350,540     Reed Elsevier N.V. (Publishing)                                                    4,844
                                                                                             ----------
                                                                                                  5,846
                                                                                             ----------
               POLAND (0.2%)
   311,380     Powszechna Kasa Oszczednosci Bank Polski S.A. (Regional Banks)*                    2,434
                                                                                             ----------
               SINGAPORE (0.7%)
   399,000     DBS Group Holdings Ltd. (Diversified Banks)                                        3,327
 4,631,080     Singapore Telecommunications Ltd. (Integrated
                  Telecommunication Services)                                                     7,224
                                                                                             ----------
                                                                                                 10,551
                                                                                             ----------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               SPAIN (1.5%)
   509,900     Banco Bilbao Vizcaya Argentaria S.A. (Diversified Banks)                      $    7,994
   181,250     Iberdrola S.A. (Electric Utilities)                                                4,628
   603,378     Telefonica S.A. (Integrated Telecommunication Services)                           10,105
                                                                                             ----------
                                                                                                 22,727
                                                                                             ----------
               SWEDEN (1.8%)
   373,640     Atlas Copco AB "A" (Industrial Machinery)(h)                                       5,699
   123,880     Atlas Copco AB "A" Redemption Shares (Industrial Machinery)*                         333
   192,460     Hennes & Mauritz AB "B" (Apparel Retail)                                           6,802
 1,330,460     LM Ericsson Telephone Co. "B" ADR (Communications Equipment)                       4,184
   258,560     Sandvik AB (Industrial Machinery)                                                 10,199
                                                                                             ----------
                                                                                                 27,217
                                                                                             ----------
               SWITZERLAND (2.4%)
    21,751     Nestle S.A. (Packaged Foods & Meat)                                                5,723
   114,810     Roche Holdings AG (Pharmaceuticals)                                               14,475
     8,070     Straumann AG (Health Care Supplies)                                                1,626
    11,902     Syngenta AG (Specialty Chemicals)*                                                 1,233
    36,280     Synthes, Inc. (Health Care Equipment)                                              3,984
   129,790     UBS AG (Diversified Capital Markets)                                              10,006
                                                                                             ----------
                                                                                                 37,047
                                                                                             ----------
               TAIWAN (0.1%)
 1,342,637     Compal Electronics, Inc. (Computer Hardware)                                       1,288
                                                                                             ----------
               THAILAND (0.2%)
   927,700     Bangkok Bank Public Co. Ltd. (Diversified Banks)                                   2,649
                                                                                             ----------
               UNITED KINGDOM (5.8%)
   836,040     Amvescap plc (Investment Banking & Brokerage)                                      4,899
   182,290     AstraZeneca plc (Pharmaceuticals)                                                  7,735
   286,600     BG Group plc (Oil & Gas Exploration & Production)                                  2,170
   122,200     BOC Group plc (Diversified Chemicals)                                              2,234
   472,790     Diageo plc (Distillers & Vintners)                                                 6,791
 1,663,400     Hilton Group plc (Casinos & Gaming)                                                8,592
 1,127,291     Kingfisher plc (Home Improvement Retail)                                           5,264
   190,520     Next plc (Apparel Retail)                                                          4,985
   592,240     Reckitt Benckiser plc (Household Products)                                        18,080
    88,974     Royal Bank Scotland Group plc (Diversified Banks)                                  2,613
   381,600     Smith & Nephew plc (Health Care Equipment)                                         3,769

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
 4,482,060     Vodafone Group plc (Wireless Telecommunication Services)                      $   11,300
   879,140     William Hill plc (Casinos & Gaming)                                                7,899
   493,150     Yell Group plc (Publishing)                                                        3,663
                                                                                             ----------
                                                                                                 89,994
                                                                                             ----------
               Total international stocks (cost: $361,832)                                      450,367
                                                                                             ----------
               RIGHTS (0.0%)(s)

               SWEDEN
   254,360     Sandvik AB (Industrial Machinery)* (cost: $0)                                        149
                                                                                             ----------
               Total international equities (cost: $361,832)                                    450,516
                                                                                             ----------

 PRINCIPAL
    AMOUNT                                                         COUPON
     (000)                                                           RATE       MATURITY
----------                                                         ------       --------
               BONDS (17.0%)

               CORPORATE OBLIGATIONS (9.0%)

               APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
   $ 1,000     Kellwood Co., Debentures                              7.63%    10/15/2017          1,073
     1,000     Kellwood Co., Senior Notes                            7.88      7/15/2009          1,096
                                                                                             ----------
                                                                                                  2,169
                                                                                             ----------
               BROADCASTING & CABLE TV (0.2%)
     2,000     Cox Communications, Inc., Notes                       4.63      6/01/2013          1,931
     1,000     Liberty Media Corp., Senior Notes                     5.70      5/15/2013            930
                                                                                             ----------
                                                                                                  2,861
                                                                                             ----------
               CASINOS & GAMING (0.1%)
     1,000     Harrahs Operating Co., Inc., Senior Notes(b)          5.63      6/01/2015          1,008
                                                                                             ----------
               CONSUMER FINANCE (0.8%)
     2,000     American Honda Finance Corp., MTN(b)                  3.35(c)   5/11/2007          2,002
     1,000     Ford Motor Credit Co., Senior Notes                   4.95      1/15/2008            948
     1,000     Ford Motor Credit Co., Notes                          7.00     10/01/2013            933
     2,000     General Motors Acceptance Corp., MTN                  4.40(c)  10/20/2005          1,997
     1,000     General Motors Acceptance Corp., Notes                6.75     12/01/2014            850
     1,000     General Motors Acceptance Corp., Notes                8.00     11/01/2031            839
     2,000     Household Finance Corp., Notes                        6.38     10/15/2011          2,206
     2,000     SLM Corp., MTN, CPI Floating Rate Note                4.38(c)   6/01/2009          1,992
                                                                                             ----------
                                                                                                 11,767
                                                                                             ----------

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
   $ 2,000     Fiserv, Inc., Notes                                   4.00%     4/15/2008     $    1,974
                                                                                             ----------
               DIVERSIFIED BANKS (0.4%)
     2,600     Bank of America Corp., Subordinated Notes             9.38      9/15/2009          3,104
     1,000     Emigrant Bancorp, Inc., Senior Notes(b)               6.25      6/15/2014          1,065
     1,000     JPMorgan Chase & Co., Notes                           4.50      1/15/2012            998
     1,636     U.S. Central Credit Union, Senior Notes               2.70      9/30/2009          1,594
                                                                                             ----------
                                                                                                  6,761
                                                                                             ----------
               DIVERSIFIED CHEMICALS (0.2%)
     3,000     Union Carbide Corp., Debentures                       6.79      6/01/2025(q)       3,000
                                                                                             ----------
               ELECTRIC UTILITIES (1.6%)
     1,000     FirstEnergy Corp., Notes, Series B                    6.45     11/15/2011          1,089
     1,000     FPL Energy National Wind, LLC, Secured Notes(b)       5.61      3/10/2024          1,024
     1,000     Monongahela Power Co., Notes, Series A                7.36      1/15/2010          1,066
     2,123     Oglethorpe Power Corp., Secured Series
                  Facility Bonds                                     6.97      6/30/2011          2,255
     2,000     Pinnacle West Energy Corp., Senior Notes(b)           3.63      4/01/2007          2,001
     2,000     Power Contract Financing, Senior Notes(b)             6.26      2/01/2010          2,080
     2,000     PPL Capital Funding, Inc., Guaranteed Notes,
                  Series A                                           4.33      3/01/2009          1,982
     2,000     Public Service Electric & Gas Co.,
                  First Mortgage Bond, Series A                      3.18(c)   6/23/2006          2,000
     2,000     Sempra Energy ESOP, Series 1999 (NBGA)(b)             4.21     11/01/2014(e)       1,994
     2,000     Tampa Electric Co., Notes                             6.38      8/15/2012          2,198
     3,000     Tristate General & Transport Association,
                  Bonds(b)                                           6.04      1/31/2018          3,257
     3,000     TXU Energy Co., LLC, Senior Notes                     7.00      3/15/2013          3,315
     1,000     West Penn Power Co., Notes                            6.63      4/15/2012          1,071
                                                                                             ----------
                                                                                                 25,332
                                                                                             ----------
               FOOD RETAIL (0.1%)
     2,000     Safeway, Inc., Notes                                  5.80      8/15/2012          2,087
                                                                                             ----------
               GAS UTILITIES (0.4%)
     1,000     Enbridge Energy Partners, LP, Senior Notes            5.35     12/15/2014          1,016
     1,000     Energy Transfer Partners, Senior Notes(b)             5.95      2/01/2015          1,003
     1,000     Kinder Morgan Energy Partners, LP,
                  Senior Notes                                       5.13     11/15/2014          1,007

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                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
   $ 2,000     Noram Energy Corp., Debentures                        6.50%     2/01/2008     $    2,101
     1,000     Valero Logistics Operations, LP, Senior Notes         6.05      3/15/2013          1,048
                                                                                             ----------
                                                                                                  6,175
                                                                                             ----------
               HEALTH CARE EQUIPMENT (0.1%)
     1,000     Baxter International, Inc., Notes                     7.13      2/01/2007          1,039
                                                                                             ----------
               HEALTH CARE FACILITIES (0.1%)
     2,000     HCA, Inc., Notes                                      5.25     11/06/2008          2,010
                                                                                             ----------
               HOUSEHOLD APPLIANCES (0.1%)
     1,000     Whirlpool Corp., Debentures                           7.75      7/15/2016          1,156
                                                                                             ----------
               HOUSEWARES & SPECIALTIES (0.1%)
     2,000     Newell Rubbermaid, Inc., MTN, Series A                6.35      7/15/2028(q)       2,106
                                                                                             ----------
               INTEGRATED OIL & GAS (0.2%)
     1,000     Amerada Hess Corp., Notes                             6.65      8/15/2011          1,090
       974     Merey Sweeny, LP, Senior Notes(b)                     8.85     12/18/2019          1,188
                                                                                             ----------
                                                                                                  2,278
                                                                                             ----------
               MANAGED HEALTH CARE (0.2%)
     1,000     Coventry Health Care, Inc., Senior Notes              6.13      1/15/2015          1,000
     2,135     Highmark, Inc., Senior Notes(b)                       6.80      8/15/2013          2,364
                                                                                             ----------
                                                                                                  3,364
                                                                                             ----------
               MULTI-LINE INSURANCE (0.1%)
     1,000     ASIF Global Financing XIX, Senior Notes(b)            4.90      1/17/2013          1,010
                                                                                             ----------
               MULTI-SECTOR HOLDINGS (0.1%)
     1,000     Leucadia National Corp., Senior Notes                 7.00      8/15/2013            995
                                                                                             ----------
               MULTI-UTILITIES (0.1%)
     2,000     Duke Capital Corp., LLC, Senior Notes                 5.50      3/01/2014          2,054
                                                                                             ----------
               OIL & GAS EQUIPMENT & SERVICES (0.3%)
     2,000     Cooper Cameron Corp., Senior Notes                    2.65      4/15/2007          1,941
     2,000     Halliburton Co., Senior Notes                         4.65(c)  10/17/2005          2,010
     1,000     Seacor Holdings, Inc., Senior Notes                   7.20      9/15/2009          1,059
                                                                                             ----------
                                                                                                  5,010
                                                                                             ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
   $ 1,250     Pioneer Natural Resource Co., Senior Notes            5.88%     7/15/2016     $    1,249
     1,000     Southwestern Energy Co., MTN                          7.63      5/01/2027(q)       1,103
                                                                                             ----------
                                                                                                  2,352
                                                                                             ----------
               OIL & GAS REFINING & MARKETING (0.2%)
     2,000     Magellan Midstream Partners, LP, Notes                6.45      6/01/2014          2,202
       500     Ultramar Diamond Shamrock Corp., Senior Notes         6.75     10/15/2037            549
                                                                                             ----------
                                                                                                  2,751
                                                                                             ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
     1,000     Citigroup, Inc., Global Notes                         4.25      7/29/2009          1,002
                                                                                             ----------
               PACKAGED FOODS & MEAT (0.1%)
     2,000     Kraft Foods, Inc., Notes                              4.63     11/01/2006          2,016
                                                                                             ----------
               PAPER PACKAGING (0.1%)
     1,000     Temple-Inland, Inc., Notes                            5.00      5/17/2007          1,011
                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (0.8%)
     2,000     21st Century Insurance Group, Senior Notes            5.90     12/15/2013          2,090
     1,000     ACE INA Holdings, Inc., Senior Notes                  5.88      6/15/2014          1,048
     1,000     AXIS Capital Holdings Ltd., Senior Notes              5.75     12/01/2014          1,029
     2,000     Berkshire Hathaway Finance Corp.,
                  Senior Notes(b)                                    4.85      1/15/2015          2,012
     1,000     Fidelity National Financial, Inc., Notes              5.25      3/15/2013            913
     1,000     Fund American Companies, Inc., Notes                  5.88      5/15/2013          1,039
     1,000     Markel Corp., Notes                                   7.20      8/15/2007          1,057
     1,000     Ohio Casualty Corp., Notes                            7.30      6/15/2014          1,091
     1,000     RLI Corp., Senior Notes                               5.95      1/15/2014          1,022
     1,000     W.R. Berkley Corp., Senior Notes                      5.60      5/15/2015          1,016
                                                                                             ----------
                                                                                                 12,317
                                                                                             ----------
               RAILROADS (0.1%)
     2,000     Union Pacific Railroad Corp., Pass-Through
                  Certificates, Series 2004-2(b)                     5.21      9/30/2014          2,058
                                                                                             ----------
               REAL ESTATE INVESTMENT TRUSTS (1.2%)
     1,000     Arden Realty, LP, Notes                               5.25      3/01/2015          1,005
     1,000     BRE Properties, Inc., Senior Notes                    4.88      5/15/2010          1,004

34

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
   $ 2,000     Duke Realty, LP, Notes                                5.40%     8/15/2014     $    2,068
     2,000     EOP Operating, LP, Guaranteed Notes                   4.75      3/15/2014          1,956
     2,000     ERP Operating, LP, Notes                              5.25      9/15/2014          2,037
     1,000     Gables Realty, LP, Senior Notes                       5.00      3/15/2010            995
     1,500     Gables Realty, LP, Senior Notes                       5.75      7/15/2007          1,540
     1,000     Hospitality Properties Trust, Senior Notes            5.13      2/15/2015            980
     2,000     Liberty Property, LP, Senior Notes                    5.65      8/15/2014          2,094
     2,000     Mack-Cali Realty, LP, Notes                           5.05      4/15/2010          2,025
     1,000     Post Apartment Homes, LP, Senior Notes                5.45      6/01/2012          1,006
     2,000     United Dominion Realty Trust, Senior Notes            5.25      1/15/2015          2,010
                                                                                             ----------
                                                                                                 18,720
                                                                                             ----------
               REGIONAL BANKS (0.1%)
     1,000     Hudson United Bank, Subordinated Notes                7.00      5/15/2012          1,121
                                                                                             ----------
               REINSURANCE (0.2%)
     2,000     Montpelier Re Holdings Ltd., Senior Notes             6.13      8/15/2013          2,111
     1,000     Platinum Underwriters Finance, Inc., Notes(b)         7.50      6/01/2017          1,011
                                                                                             ----------
                                                                                                  3,122
                                                                                             ----------
               THRIFTS & MORTGAGE FINANCE (0.5%)
     1,000     Countrywide Home Loan, Guaranteed Notes,
                  Series MTNL                                        4.00      3/22/2011            965
     1,000     Countrywide Home Loan, Notes, Series MTN(h)           4.13      9/15/2009            986
     2,000     Independence Community Bank Corp., Notes(m)           3.50      6/20/2013          1,929
     2,000     Washington Mutual Bank, Subordinated Notes            5.65      8/15/2014          2,109
     2,000     World Savings Bank Federal Savings Bank,
                  Notes                                              4.13     12/15/2009          1,991
                                                                                             ----------
                                                                                                  7,980
                                                                                             ----------
               Total corporate obligations (cost: $137,774)                                     138,606
                                                                                             ----------
               EURODOLLAR AND YANKEE OBLIGATIONS (1.6%)(f)

               DIVERSIFIED BANKS (0.4%)
     1,500     Chuo Mitsui Trust & Banking Co.,
                  Subordinated Notes (Japan)(b,h,m)                  5.51     12/29/2049          1,437
     1,000     Mizuho Finance, Notes (Japan)(b)                      5.79      4/15/2014          1,050
     1,000     Nordea Bank AB, Subordinated Notes
                 (Sweden)(b)                                         5.42     12/29/2049          1,034

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
   $ 1,000     Skandinaviska Enskilda Banken,
                  Subordinated Bonds (Sweden)(b,m)                   5.47%     3/29/2049     $    1,040
     2,000     UFJ Finance Aruba AEC, Notes (Aruba)                  8.75     11/13/2049          2,198
                                                                                             ----------
                                                                                                  6,759
                                                                                             ----------
               DIVERSIFIED METALS & MINING (0.1%)
     1,000     Glencore Funding, LLC, Notes (Switzerland)(b)         6.00      4/15/2014            960
                                                                                             ----------
               FOREIGN GOVERNMENT (0.1%)
     2,000     Republic of Poland, Global Unsubordinated
                  Notes (Poland)                                     5.25      1/15/2014          2,103
                                                                                             ----------
               INTEGRATED OIL & GAS (0.2%)
     2,000     BP Capital plc, Company Guaranty Notes
                  (United Kingdom)                                   2.75     12/29/2006          1,969
     1,000     Pemex Finance Ltd., Senior Notes (Mexico)             8.88     11/15/2010          1,130
                                                                                             ----------
                                                                                                  3,099
                                                                                             ----------
               INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     1,000     Telecom Italia Capital, Guaranteed Senior
                  Notes, Series A (Luxembourg)                       4.00     11/15/2008            983
                                                                                             ----------
               OIL & GAS DRILLING (0.1%)
       994     Delek & Avner-Yam Tethys Ltd.,
                  Secured Notes (Israel)(b)                          5.33      8/01/2013            991
                                                                                             ----------
               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     2,000     Canadian Oil Sands Ltd., Notes (Canada)(b)            5.80      8/15/2013          2,095
     1,000     Nexen, Inc., Notes (Canada)                           5.05     11/20/2013          1,012
                                                                                             ----------
                                                                                                  3,107
                                                                                             ----------
               PAPER PRODUCTS (0.1%)
     1,000     Domtar, Inc., Notes (Canada)                          5.38     12/01/2013            910
                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (0.1%)
     1,145     Mantis Reef Ltd. II, Notes (Australia)(b)             4.80     11/03/2009          1,147
                                                                                             ----------

36

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS (0.1%)
   $ 2,000     Westfield Capital Corp., Senior Notes
                  (Australia)(b)                                     5.13%    11/15/2014     $    2,032
                                                                                             ----------
               REINSURANCE (0.1%)
     2,000     Stingray Pass-Through Trust, Pass-Through
                  Certificates (Bermuda)(b)                          5.90      1/12/2015          2,017
                                                                                             ----------
               Total Eurodollar and Yankee obligations
                  (cost: $23,992)                                                                24,108
                                                                                             ----------
               ASSET-BACKED SECURITIES (0.7%)

               AIRLINES (0.4%)
       980     Aircraft Finance Trust, Notes, Series 1999-1A,
                  Class A2                                           3.59(c)   5/15/2024            924
     1,697     Airport Airplanes, Pass-Through Certificates,
                  Series 1R, Class A8                                3.47(c)   3/15/2019          1,587
     1,225     America West Airlines, Inc., Pass-Through
                  Certificates, Series 1996-1, Class A, EETC         6.85      7/02/2009          1,220
     1,679     Northwest Airlines Corp., Pass-Through
                  Certificates, Series 1999-2A, EETC                 7.58      3/01/2019          1,677
                                                                                             ----------
                                                                                                  5,408
                                                                                             ----------
               ASSET-BACKED FINANCING (0.3%)
     2,000     ARG Funding Corp., Subordinated Bonds,
                  Series 2003-1A, Class C2                           6.64      3/20/2007          2,002
     2,000     Chase Credit Card Owner Trust,
                  Series 2002-5, Class A                             3.19(c)  10/15/2009          2,005
     1,000     Citibank Credit Card Issuance Trust,
                  Series 2005-C1, Class C1                           5.50      3/24/2017          1,038
                                                                                             ----------
                                                                                                  5,045
                                                                                             ----------
               Total asset-backed securities (cost: $10,463)                                     10,453
                                                                                             ----------
               COMMERCIAL MORTGAGE SECURITIES (0.3%)

               COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
     2,000     Merrill Lynch Mortgage Investors, Inc.,
                  Series 1998-C1, Class A2                           6.48     11/15/2026          2,098
     2,000     Wachovia Bank Commercial Mortgage Trust,
                  Series 2005-C18, Class APB                         4.81      4/15/2042          2,034
                                                                                             ----------
                                                                                                  4,132
                                                                                             ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED
                  SECURITIES (0.0%)(d,s)
   $25,018     Bear Stearns Commercial Mortgage Securities, Inc.,
                  Series 2004-ESA, Class X1
                  (acquired 6/17/2004; cost $1,000)(b,n)             1.14%     5/14/2016     $      783
                                                                                             ----------
               Total commercial mortgage securities (cost: $4,913)                                4,915
                                                                                             ----------
               U.S. GOVERNMENT AGENCY ISSUES (5.0%)(k)

               ASSET-BACKED FINANCING (0.2%)
     2,747     U.S. Small Business Administration,
                  Participation Certificates, Series 2003-20 F       4.07      6/01/2023          2,685
                                                                                             ----------
               DEBENTURES (0.4%)
               Fannie Mae,(+)
     5,000        CPI Floating Rate Notes                            5.25(c)   2/17/2009          4,995
     1,100        Benchmark Note                                     7.13      6/15/2010          1,253
                                                                                             ----------
                                                                                                  6,248
                                                                                             ----------
               MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.3%)
               Fannie Mae,(+)
     7,017        Pool 706349(p)                                     5.00      5/01/2033          7,026
       770        Pool 610989                                        6.50     10/01/2016            804
     1,552        Pool 253180                                        6.50      2/01/2030          1,618
       610        Pool 535164                                        7.00      2/01/2030            645
       225        Pool 547483                                        7.00      8/01/2030            238
               Freddie Mac,(+)
     5,178        Pool C79394(p)                                     5.50      4/01/2033          5,263
    13,833        Pool C01491                                        6.00      2/01/2033         14,233
               Government National Mortgage Assn. I,
     2,102        Pool 780860                                        6.00      9/15/2028          2,179
     1,590        Pool 603869                                        6.00      1/15/2033          1,644
       332        Pool 340945                                        6.50      5/15/2023            349
       512        Pool 352106                                        6.50      8/15/2023            539
       193        Pool 366762                                        6.50      4/15/2024            203
       847        Pool 577423                                        6.50      1/15/2032            888
     8,318        Pool 781496                                        6.50      9/15/2032          8,726
     1,337        Pool 575469                                        7.00     12/15/2031          1,418
     1,397        Pool 583624                                        7.00      6/15/2032          1,482
        35        Pool 206743                                        7.50      3/15/2017             38
       116        Pool 207904                                        7.50      3/15/2017            124
        17        Pool 207950                                        7.50      3/15/2017             18
        27        Pool 166093                                        8.00      6/15/2016             29

38

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               Government National Mortgage Assn. I,
   $    11        Pool 166108                                        8.00%     6/15/2016     $       12
        21        Pool 177786                                        8.00      9/15/2016             23
        41        Pool 186000                                        8.00     11/15/2016             44
        31        Pool 193968                                        8.00     12/15/2016             33
        37        Pool 203822                                        8.00      3/15/2017             40
         3        Pool 034140                                        8.50      9/15/2009              3
         8        Pool 138007                                        8.50      6/15/2016              9
         7        Pool 164021                                        8.50      6/15/2016              8
        31        Pool 159980                                        8.50      7/15/2016             34
         5        Pool 176311                                        8.50      9/15/2016              5
         2        Pool 177247                                        8.50      9/15/2016              2
        13        Pool 174005                                        8.50     12/15/2016             15
        26        Pool 197279                                        8.50     12/15/2016             28
        31        Pool 190671                                        8.50      1/15/2017             34
         5        Pool 197400                                        8.50      1/15/2017              5
        31        Pool 201986                                        8.50      1/15/2017             34
        18        Pool 185270                                        8.50      2/15/2017             19
         3        Pool 157116                                        9.00      6/15/2016              4
         1        Pool 162801                                        9.00      7/15/2016              1
         3        Pool 166282                                        9.00      7/15/2016              4
         2        Pool 164502                                        9.00      8/15/2016              2
         6        Pool 172663                                        9.00      9/15/2016              7
         3        Pool 170810                                        9.00     10/15/2016              3
        19        Pool 031433                                        9.50      6/15/2009             20
         1        Pool 032271                                        9.50      6/15/2009              2
        23        Pool 034679                                        9.50      6/15/2009             24
         8        Pool 038310                                        9.50      6/15/2009              9
         6        Pool 035052                                        9.50      9/15/2009              6
        24        Pool 167971                                        9.50      7/15/2016             27
        19        Pool 172771                                        9.50      9/15/2016             21
         3        Pool 185417                                        9.50     11/15/2016              3
        19        Pool 186335                                        9.50     11/15/2016             21
        11        Pool 187909                                        9.50     11/15/2016             12
         -        Pool 184544                                        9.50     12/15/2016              -
        58        Pool 189802                                        9.50      4/15/2017             64
        26        Pool 214646                                        9.50      5/15/2017             29
         9        Pool 225137                                        9.50      8/15/2017             10
        23        Pool 037733                                       10.00     11/15/2009             25
         4        Pool 037889                                       10.00     11/15/2009              4
        18        Pool 037888                                       10.00     11/15/2009             19
        17        Pool 036897                                       10.00     12/15/2009             18
         4        Pool 059731                                       11.50      3/15/2013              5

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               Government National Mortgage Assn. II,
   $ 1,363        Pool 781494                                        6.50%     8/20/2031     $    1,424
       728        Pool 002934                                        7.50      6/20/2030            778
       163        Pool 003070                                        7.50      4/20/2031            174
       626        Pool 002958                                        8.00      8/20/2030            674
                                                                                             ----------
                                                                                                 51,202
                                                                                             ----------
               COLLATERALIZED MORTGAGE OBLIGATIONS (0.7%)
     5,123     Freddie Mac, Series 2389 VH(+)                        6.00     12/01/2031          5,233
               Government National Mortgage Assn. I,
     5,000        Series 2003-50 PC                                  5.50      3/16/2032          5,125
     1,000        Series 2001-49 VB                                  7.00     11/16/2016          1,024
                                                                                             ----------
                                                                                                 11,382
                                                                                             ----------
               OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.4%)
     1,867     Perforadora Centrale S.A. de C.V. "A",
                  Guaranteed Bond, Series A, Title XI                5.24     12/15/2018          1,951
     4,048     Rowan Companies, Inc., Guaranteed Bond,
                  Title XI                                           2.80     10/20/2013          3,807
                                                                                             ----------
                                                                                                  5,758
                                                                                             ----------
               Total U.S. government agency issues (cost: $76,114)                               77,275
                                                                                             ----------
               U.S. TREASURY SECURITIES (0.2%)

               INFLATION-INDEXED NOTES(a)
     3,329     3.50%, 1/15/2011 (cost: $3,322)                                                    3,721
                                                                                             ----------
               MUNICIPAL BONDS (0.2%)

               COMMUNITY SERVICE (0.1%)
     1,385     Jicarilla Apache Nation, NM, RB                       2.95     12/01/2006          1,369
                                                                                             ----------
               HOSPITAL (0.1%)
     2,000     Rhode Island State Health & Education RB,
                  Series C (LOC - Citizens Bank of Rhode Island)     3.60      9/15/2033(e)       1,973
                                                                                             ----------
               Total municipal bonds (cost: $3,385)                                               3,342
                                                                                             ----------
               Total bonds (cost: $259,963)                                                     262,420
                                                                                             ----------

40

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

 PRINCIPAL                                                                                       MARKET
    AMOUNT                                                         COUPON                         VALUE
     (000)     SECURITY                                              RATE       MATURITY          (000)
-------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (2.1%)

               COMMERCIAL PAPER (0.4%)
               -----------------------
               PAPER PACKAGING
   $ 6,257     Sonoco Products Co., Notes(g)                         3.09%     6/01/2005     $    6,257
                                                                                             ----------
               DISCOUNT NOTE (0.4%)
               --------------------
     6,821     Fannie Mae(k,+)                                       2.98(l)   6/01/2005          6,821
                                                                                             ----------

    NUMBER
 OF SHARES
----------
               MONEY MARKET FUNDS (1.3%)
               -------------------------
19,487,582     SSgA Prime Money Market Fund                          2.90(i)           -         19,488
                                                                                             ----------
               Total money market instruments (cost: $32,566)                                    32,566
                                                                                             ----------

 PRINCIPAL
    AMOUNT
     (000)
----------
               SHORT-TERM INVESTMENTS PURCHASED WITH
               CASH COLLATERAL FROM SECURITIES LOANED (7.0%)

               CORPORATE OBLIGATIONS (0.7%)
               ----------------------------
               REGIONAL BANKS
   $10,000     Wells Fargo & Co.                                     3.26(c)  12/16/2005         10,011
                                                                                             ----------

               REPURCHASE AGREEMENTS (6.2%)(j)
               -------------------------------
    49,000     CS First Boston LLC, 3.05%, acquired on 5/31/2005 and due
                  6/01/2005 at $49,000 (collateralized by $49,835 of Freddie
                  Mac Notes(k,+), 4.13%, due 2/24/2011; market value $49,984)                    49,000
    44,000     Deutsche Bank Securities, Inc., 3.04%, acquired on 5/31/2005 and due 6/01/2005 at $44,000 (collateralized by $45,080 of
                  Federal Home Loan Bank Bonds(k,+), 2.50% - 4.63%,
                  due 7/09/2007 - 6/12/2020; combined market value $44,881)                      44,000
     3,235     Lehman Brothers, Inc., 3.04%, acquired on 5/31/2005 and due
                  6/01/2005 at $3,235 (collateralized by $10,980 of Fannie
                  Mae STRIPS(k,+), 4.86% - 4.87%(l), due 5/15/2029 - 1/15/2030;
                  combined market value $3,300)                                                   3,235
                                                                                             ----------
                                                                                                 96,235
                                                                                             ----------

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==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                                                                                                 MARKET
    NUMBER                                                                                        VALUE
 OF SHARES     SECURITY                                                                           (000)
-------------------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (0.1%)
               -------------------------
 1,766,569     AIM Short-Term Investment Co. Liquid
                  Assets Portfolio, 2.97%(i)                                                 $    1,767
    47,960     Merrill Lynch Premier Institutional Fund, 2.87%(i)                                    48
                                                                                             ----------
                                                                                                  1,815
                                                                                             ----------
               Total short-term investments purchased with cash collateral from
                  securities loaned (cost: $108,060)                                            108,061
                                                                                             ----------
               TOTAL INVESTMENTS (COST: $1,446,069)                                          $1,653,353
                                                                                             ==========

42

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         GDR - Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

         ISHARES - exchange-traded funds, managed by Barclays Global Fund Advisors, that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on various stock exchanges.

         SPDR - Standard & Poor's depositary receipt, or "spider," is an exchange-traded fund based on either the S&P 500 Index or the S&P MidCap 400 Index, and is traded on the American Stock Exchange (AMEX).

         PORTFOLIO DESCRIPTION ABBREVIATIONS
         CPI     Consumer Price Index
         EETC    Enhanced Equipment Trust Certificate
         ESOP    Employee Stock Ownership Plan
         MTN     Medium-Term Note
         RB      Revenue Bond

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of Investments
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

         principal and interest payments when due. A high-quality bank, insurance company or other corporation, or a collateral trust may provide the enhancement.

         (LOC) Principal and interest payments are guaranteed by a bank letter of credit
         (NBGA) Principal and interest payments are guaranteed by a non-bank guarantee agreement from Sempra Energy.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

         (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (c) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2005.

         (d) Interest-only commercial mortgage-backed securities (IO CMBSs) - represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The interest rate

44

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

             disclosed is the purchase yield, which reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. IO CMBSs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. IO CMBSs are subject to recessionary default-related prepayments that may have a negative impact on yield.

         (e) Security has a mandatory put, which shortens its effective maturity date.

         (f) Eurodollar and Yankee obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets (Yankee obligations).

         (g) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

         (h) The security or a portion thereof was out on loan as of May 31, 2005.

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

         (i) Rate represents the money market fund annualized seven-day yield at May 31, 2005.

         (j) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value is equal to or in excess of the repurchase agreement price plus accrued interest.

         (k) U.S. government agency issues - mortgage-backed securities issued by Government National Mortgage Association (GNMA) and certain other U.S. government agencies are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises (GSEs) indicated with "+" are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         (l) Zero-coupon security. Rate represents the effective yield at date of purchase.

         (m) Callable security expected to be called prior to maturity due to a scheduled change from a fixed to a floating interest rate, which is likely to be uneconomical to the issuer.

         (n) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees, and valued using methods determined by a pricing service, under valuation procedures approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2005, was $8,837,000, which represented 0.6% of the Fund's net assets.

         (o) At May 31, 2005, the aggregate market value of securities purchased on a when-issued basis was $1,002,000.

         (p) At May 31, 2005, portions of these securities were segregated to cover when-issued purchases.

46

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           to Portfolio of INVESTMENTS
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

         (q) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature may shorten the effective maturity of the security.

         (r) Security was fair valued at May 31, 2005, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

         (s) Represents less than 0.1% of net assets.

         *   Non-income-producing security for the year ended May 31, 2005.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

ASSETS
   Investments in securities, at market value (including securities
      on loan of $102,817) (identified cost of $1,446,069)                    $1,653,353
   Cash                                                                                7
   Cash denominated in foreign currencies (identified cost of $533)                  529
   Receivables:
      Capital shares sold                                                          1,216
      Dividends and interest                                                       5,581
      Securities sold                                                              6,844
      Other                                                                          161
                                                                              ----------
         Total assets                                                          1,667,691
                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                           108,065
      Securities purchased (when-issued of $1,000)                                13,985
      Capital shares redeemed                                                      1,162
   Unrealized depreciation on foreign currency contracts held, at value                1
   Accrued management fees                                                           974
   Accrued transfer agent's fees                                                      10
   Other accrued expenses and payables                                               114
                                                                              ----------
         Total liabilities                                                       124,311
                                                                              ----------
            Net assets applicable to capital shares outstanding               $1,543,380
                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $1,301,728
   Overdistributed net investment income                                            (157)
   Accumulated net realized gain on investments                                   34,567
   Net unrealized appreciation of investments                                    207,284
   Net unrealized depreciation on foreign currency translations                      (42)
                                                                              ----------
            Net assets applicable to capital shares outstanding               $1,543,380
                                                                              ==========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                    58,178
                                                                              ==========
   Net asset value, redemption price, and offering price per share            $    26.53
                                                                              ==========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA CORNERSTONE STRATEGY FUND
YEAR ENDED MAY 31, 2005

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $938)                     $ 20,730
   Interest                                                                12,129
   Securities lending                                                         408
                                                                         --------
      Total income                                                         33,267
                                                                         --------
EXPENSES
   Management fees                                                         10,730
   Administration and servicing fees                                        2,154
   Transfer agent's fees                                                    2,880
   Custody and accounting fees                                                574
   Postage                                                                    343
   Shareholder reporting fees                                                  74
   Trustees' fees                                                               8
   Registration fees                                                           80
   Professional fees                                                           75
   Other                                                                       17
                                                                         --------
      Total expenses                                                       16,935
   Expenses paid indirectly                                                  (224)
                                                                         --------
      Net expenses                                                         16,711
                                                                         --------
NET INVESTMENT INCOME                                                      16,556
                                                                         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                          70,129
      Foreign currency transactions                                          (248)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                          41,840
      Foreign currency translations                                           (70)
                                                                         --------
         Net realized and unrealized gain                                 111,651
                                                                         --------
   Increase in net assets resulting from operations                      $128,207
                                                                         ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA CORNERSTONE STRATEGY FUND
YEARS ENDED MAY 31,

                                                                      2005              2004
                                                                ----------------------------
FROM OPERATIONS
   Net investment income                                        $   16,556        $   10,212
   Net realized gain on investments                                 70,129            94,063
   Net realized loss on foreign currency transactions                 (248)             (253)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                   41,840            89,628
      Foreign currency translations                                    (70)              (26)
                                                                ----------------------------
         Increase in net assets resulting from operations          128,207           193,624
                                                                ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (24,372)          (10,866)
   Net realized gains                                              (66,035)                -
                                                                ----------------------------
      Distributions to shareholders                                (90,407)          (10,866)
                                                                ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       213,808           146,191
   Shares issued for dividends reinvested                           88,378            10,569
   Cost of shares redeemed                                        (146,650)         (122,018)
                                                                ----------------------------
      Increase in net assets from capital
         share transactions                                        155,536            34,742
                                                                ----------------------------
   Net increase in net assets                                      193,336           217,500

NET ASSETS
      Beginning of period                                        1,350,044         1,132,544
                                                                ----------------------------
      End of period                                             $1,543,380        $1,350,044
                                                                ============================
   Accumulated undistributed (overdistributed)
      net investment income:
      End of period                                             $     (157)       $    7,333
                                                                ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                       8,114             5,904
   Shares issued for dividends reinvested                            3,311               416
   Shares redeemed                                                  (5,575)           (4,956)
                                                                ----------------------------
      Increase in shares outstanding                                 5,850             1,364
                                                                ============================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Massachusetts business trust consisting of 10 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

             A. SECURITY VALUATION - The value of each security is determined
                (as of the close of trading on the New York Stock Exchange
                (NYSE) on each business day the exchange is open) as set forth below:

                1. Equity securities, except as otherwise noted, traded
                   primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

                2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                   their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

                3. Investments in open-end investment companies, other than exchange-traded funds, are valued at their NAV at the end of each business day.

                4. Debt securities purchased with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

                5. Other debt securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service

52

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                   generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

                6. Securities for which market quotations are not readily
                   available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                   Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

             B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

             C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

             D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises (GSEs), such as Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

             E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

54

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

                The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. These net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

             F. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and
                payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2005, the outstanding when-issued commitments, including interest purchased, for the Fund were $1,000,000.

             G. EXPENSES PAID INDIRECTLY - A portion of the brokerage
                commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended May 31, 2005, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $213,000 and $11,000, respectively, resulting in a total reduction in Fund expenses of $224,000.

             H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

             I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

56

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         Effective January 6, 2005, the Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under the agreement, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

         Prior to January 6, 2005, the loan agreement with CAPCO was in the amount of $400 million, and the Fund also participated with other USAA funds in a joint, short-term, revolving, committed loan agreement of $100 million with Bank of America and State Street Bank and Trust Company (State Street), under which Bank of America and State Street both committed $50 million. Subject to availability under its agreement with Bank of America and State Street, the Fund could borrow from Bank of America and State Street, at the federal funds rate plus a 0.50% markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, did not exceed 25% of the Fund's total assets. The USAA funds that were party to the loan agreement with Bank of America and State Street were assessed facility fees in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not. The facility fees were allocated among the funds based on their respective average net assets for the period.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

         For the year ended May 31, 2005, the Fund paid CAPCO facility fees of $8,000, which represents 4.8% of total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under any of these agreements during the year ended May 31, 2005.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications made to the statement of assets and liabilities to increase paid-in capital by $3,412,000, increase accumulated undistributed net investment income by $326,000, and decrease accumulated net realized gain on investments by $3,738,000. This includes differences in accounting for security paydowns, foreign currency gains and losses, and the utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends-paid deduction for federal income tax purposes. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended May 31, 2005, and 2004, was as follows:

                                                     2005                2004
                                                 -------------------------------
         Ordinary income*                        $38,916,000         $10,866,000
         Long-term realized capital gains         51,491,000             884,000


         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

58

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

         As of May 31, 2005, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed long-term capital gains                     $ 44,417,000
         Accumulated capital and other losses                          (157,000)
         Unrealized appreciation of investments                     197,434,000
         Unrealized depreciation on foreign currency translations       (42,000)

         The difference between book-basis and tax-basis appreciation of investments is attributable to the tax deferral of losses on wash sales.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2005, the Fund had a current post-October currency loss of $157,000, for federal income tax purposes, which will be recognized on the first day of the following fiscal year.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2005, were $991,070,000 and $912,121,000, respectively.

         As of May 31, 2005, the cost of securities, including short-term securities, for federal income tax purposes, was $1,455,919,000.

         Gross unrealized appreciation and depreciation of investments as of May 31, 2005, for federal income tax purposes, were $212,222,000 and $14,788,000, respectively, resulting in net unrealized appreciation of $197,434,000.

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           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

         A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund may enter into currency contracts in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. The Fund may also enter into currency contracts to hedge against foreign currency exchange risks on the non-U.S. dollar denominated securities held in the Fund's portfolio. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

         At May 31, 2005, the terms of open foreign currency contracts were as follows (in thousands):

                             FOREIGN CURRENCY CONTRACTS TO BUY
------------------------------------------------------------------------------------------
                                       U.S. DOLLAR                           UNREALIZED
EXCHANGE            CONTRACTS TO       VALUE AS OF       IN EXCHANGE        APPRECIATION
  DATE                RECEIVE           5/31/2005      FOR U.S. DOLLAR     (DEPRECIATION)
------------------------------------------------------------------------------------------
6/01/2005                 22              $ 40              $ 40                 $ -
                    Pound Sterling
6/02/2005                 239              435               437                  (2)
                    Pound Sterling
6/01/2005                 37                11                12                  (1)
                     Polish Zloty
6/03/2005                 32                 9                 9                   -
                     Polish Zloty
6/02/2005              866,627              91                91                   -
                  Indonesian Rupiah
6/03/2005             1,205,281            127               127                   -
                  Indonesian Rupiah
------------------------------------------------------------------------------------------
                                          $713              $716                 $(3)
------------------------------------------------------------------------------------------

60

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           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                            FOREIGN CURRENCY CONTRACTS TO SELL
-----------------------------------------------------------------------------------------
                                       U.S. DOLLAR                           UNREALIZED
EXCHANGE            CONTRACTS TO       VALUE AS OF       IN EXCHANGE        APPRECIATION
  DATE                DELIVER           5/31/2005      FOR U.S. DOLLAR     (DEPRECIATION)
-----------------------------------------------------------------------------------------
6/01/2005              11                 $ 14              $ 14                 $-
                      Euro
6/03/2005              137                 168               168                  -
                      Euro
6/01/2005             5,126                 47                47                  -
                  Japanese Yen
6/02/2005             11,850               109               110                  1
                  Japanese Yen
6/03/2005            11,523                106               107                  1
                  Japanese Yen
-----------------------------------------------------------------------------------------
                                          $444              $446                 $2
-----------------------------------------------------------------------------------------

(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Metropolitan West Securities LLC (MetWest), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and MetWest retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral. MetWest receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to

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           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

         be returned to the borrower. For the year ended May 31, 2005, the Fund received securities-lending income of $408,000, which is net of the 20% income retained by MetWest. As of May 31, 2005, the Fund loaned securities having a fair market value of approximately $102,817,000 and received cash collateral of $108,065,000 for the loans. Of this amount, $108,060,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $5,000 remained in cash.

(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

             A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

                The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Flexible

62

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           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

                The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

                The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                     AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                       +/- 0.04%
+/- 4.01% to 7.00%                       +/- 0.05%
+/- 7.01% and greater                    +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Flexible Funds Index over that period, even if the Fund had overall negative returns during the performance period.

                For the year ended May 31, 2005, the Fund incurred total management fees, paid or payable to the Manager, of

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           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                $10,730,000, which is net of a performance adjustment of $(41,000) that decreased the base management fee of 0.75% by 0.01%.

             B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management) and MFS Investment Management (MFSIM), under which Wellington Management directs the investment and reinvestment of portions of the Fund's assets invested in U.S. stocks and real estate securities (as allocated from time to time by the Manager), and MFSIM directs the investment and reinvestment of the portion of the Fund's assets invested in international stocks (as allocated from time to time by the Manager).

                The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.40% of the first $50 million of the portion of the Fund's average net assets that Wellington Management manages and invests in real estate securities, plus 0.35% of the portion of the Fund's average net assets over $50 million that Wellington Management manages and invests in real estate securities, plus an amount not to exceed 0.20% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities. The Manager (not the Fund) pays MFSIM a subadvisory fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the USAA World Growth Fund, the USAA International Fund, the USAA Life Investment Trust World Growth Fund, and the portion of the USAA Cornerstone Strategy Fund that MFSIM manages (MFSIM Funds), plus 0.225% of the aggregate average net assets of the MFSIM Funds over $350 million but not over $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion. Prior to August 1, 2004, the Manager

64

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==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

                (not the Fund) paid MFSIM a subadvisory fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the MFSIM Funds, plus 0.225% of the aggregate average net assets of the MFSIM Funds over $350 million. For the year ended May 31, 2005, the Manager incurred subadvisory fees, paid or payable to Wellington Management of $1,349,000 and incurred subadvisory fees, paid or payable to MFSIM of $3,212,000 for the MFSIM Funds in total, of which $1,064,000 was based on the portion of the average net assets of the USAA Cornerstone Strategy Fund that MFSIM manages.

             C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2005, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,154,000.

             D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.19% of the Fund's average annual net assets, before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. The Fund had no reimbursable expenses as of May 31, 2005.

             E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
                Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2005, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,880,000.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

             F. UNDERWRITING SERVICES - The Manager provides exclusive
                underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.

66

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           to FINANCIAL Statements
           (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                         YEAR ENDED MAY 31,
                                            -----------------------------------------------------------------------
                                                  2005           2004           2003           2002            2001
                                            -----------------------------------------------------------------------
Net asset value at beginning of period      $    25.80     $    22.22     $    23.57     $    25.26      $    26.27
                                            -----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .30(a)         .22            .27            .39(d)          .58
  Net realized and unrealized gain (loss)         2.13(a)        3.57           (.93)         (1.16)(d)        (.40)
                                            -----------------------------------------------------------------------
Total from investment operations                  2.43(a)        3.79           (.66)          (.77)            .18
                                            -----------------------------------------------------------------------
Less distributions:
  From net investment income                      (.45)          (.21)          (.26)          (.57)           (.48)
  From realized capital gains                    (1.25)             -           (.43)          (.35)           (.71)
                                            -----------------------------------------------------------------------
Total distributions                              (1.70)          (.21)          (.69)          (.92)          (1.19)
                                            -----------------------------------------------------------------------
Net asset value at end of period            $    26.53     $    25.80     $     22.22    $    23.57      $    25.26
                                            =======================================================================
Total return (%)*                                 9.42          17.08          (2.59)         (2.96)            .58
Net assets at end of period (000)           $1,543,380     $1,350,044     $1,132,544     $1,197,131      $1,016,101
Ratio of expenses to average
  net assets (%)**(b)                             1.18(c)        1.19(c)        1.19(c)        1.16(c)         1.07
Ratio of expenses to average net assets,
  excluding reimbursements (%)**(b)                  -           1.20           1.27           1.17               -
Ratio of net investment income to
  average net assets (%)**                        1.15            .81           1.34           1.69(d)         2.26
Portfolio turnover (%)                           64.88          90.94         131.07          30.52           54.67

  * Assumes reinvestment of all net investment income and realized capital gain distributions during the period.
 ** For the year ended May 31, 2005, average net assets were $1,437,087,000.
(a) Calculated using average shares. For the year ended May 31, 2005, average shares were 54,709,000.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                  (.02%)         (.02%)         (.01%)         (.00%)(+)       (.00%)(+)
    + Represents less than 0.01% of average net assets.
(c) Effective April 26, 2002, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.19% of the
    Fund's average net assets.
(d) In 2001, a change in amortization method was made as required by an accounting pronouncement.
    Without that change, these amounts would have been:

       Net investment income                                                  $      .39
       Net realized and unrealized loss                                       $    (1.16)
       Ratio of net investment income to average net assets                         1.70%

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

EXAMPLE
--------------------------------------------------------------------------------

          As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2004, through May 31, 2005.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

          The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

          The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

68

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                               BEGINNING             ENDING            DURING PERIOD*
                                             ACCOUNT VALUE        ACCOUNT VALUE      DECEMBER 1, 2004 -
                                            DECEMBER 1, 2004       MAY 31, 2005         MAY 31, 2005
                                            -----------------------------------------------------------
          Actual                                $1,000.00            $1,027.70               $5.85
          Hypothetical
             (5% return before expenses)         1,000.00             1,019.16                5.82

          *Expenses are equal to the Fund's annualized expense ratio of 1.16%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 2.77% for the six-month period of December
           1, 2004, through May 31, 2005.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          At a meeting of the Board of Trustees held on April 27-28, 2005, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

          In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund.
          The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

          At each regularly scheduled meeting of the Board and its committees, the Board of Trustees of the Trust receives and reviews, among other things, information concerning the Fund's performance and related

70

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included certain types of information previously received at such meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

          After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

          NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board of Trustees reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

          The Board considered the Manager's management style and the performance of its duties under the Investment Advisory Agreement.
          The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," were also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

          The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

72

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were lower than the median of its expense group and of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account the Manager's current voluntary undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

          In considering the Fund's performance, the Board of Trustees noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement,

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2004, and exceeded the average of its performance universe and its Lipper index for the five-year period ended December 31, 2004. The Trustees considered the Manager's discussion of its plan to address the Fund's performance, as well as the investment category in which the Fund was placed for the third-party report.

          COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in

74

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

          ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale that the Manager may experience as a result of growth in the Fund's assets. The Board took into account management's discussion of the relatively small universe of funds that currently have breakpoints in their advisory fee. The Board also noted that the Manager pays the subadvisory fees. The Board also took into account other economies of scale achieved by the Fund with respect to certain fixed expenses as a result of the Fund's asset size. The Board determined that the current investment Management fee structure was reasonable.

          CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
          (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

          In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

          After full consideration of a variety of factors, the Board of Trustees, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

          NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

76

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

          SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser.

          As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2004, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the recent performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS (unaudited)
                 (continued)

USAA CORNERSTONE STRATEGY FUND
MAY 31, 2005

          CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on the Board's conclusions, the Board of Trustees determined that approval of each Subadvisory Agreement with respect to the Fund would be in the interests of the Fund and its shareholders.

78

 D I R E C T O R S '  A N D  O F F I C E R S '
====================------------------------------------------------------------
                     INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

          The Board of Directors of the Company consists of six Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be 20 years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

          Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual funds as of May 31, 2005. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

          If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

          * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTOR(1)
--------------------------------------------------------------------------------

          CHRISTOPHER W. CLAUS(2,4)
          Director
          Born: December 1960
          Year of Election or Appointment: 2001

          President, Chief Executive Officer, Director, and Chairman of the Board of Directors, IMCO (12/04-present); President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-12/04); Senior Vice President, Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

          (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

          (2) MEMBER OF EXECUTIVE COMMITTEE

          (3) MEMBER OF AUDIT COMMITTEE

          (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

          (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

          (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

80

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

          BARBARA B. DREEBEN(3,4,5,6)
          Director
          Born: June 1945
          Year of Election or Appointment: 1994

          President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

          ROBERT L. MASON, PH.D.(3,4,5,6)
          Director
          Born: July 1946
          Year of Election or Appointment: 1997

          Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

          MICHAEL F. REIMHERR(3,4,5,6)
          Director
          Born: August 1945
          Year of Election or Appointment: 2000

          President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

          LAURA T. STARKS, PH.D.(3,4,5,6)
          Director
          Born: February 1950
          Year of Election or Appointment: 2000

          Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

          RICHARD A. ZUCKER(2,3,4,5,6)
          Director and Chairman of the Board of Directors
          Born: July 1943
          Year of Election or Appointment: 1992(+)

          Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

          (1) INDICATES THE DIRECTOR IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

          (2) MEMBER OF EXECUTIVE COMMITTEE

          (3) MEMBER OF AUDIT COMMITTEE

          (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

          (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

          (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

          (+) MR. ZUCKER WAS ELECTED AS CHAIRMAN OF THE BOARD IN 2005.

82

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

          CLIFFORD A. GLADSON
          Vice President
          Born: November 1950
          Year of Appointment: 2002

          Senior Vice President, Fixed Income Investments, IMCO
          (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

          STUART WESTER
          Vice President
          Born: June 1947
          Year of Appointment: 2002

          Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, USAA Capital Corporation (CAPCO) (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

          MARK S. HOWARD
          Secretary
          Born: October 1963
          Year of Appointment: 2002

          Senior Vice President, Life/IMCO/USAA Financial Planning Services
          (FPS) General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); and Assistant Vice President, Securities Counsel, USAA (2/98-7/00). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, USAA Financial Advisers, Inc. (FAI), FPS, and USAA Shareholder Account Services; and Secretary for USAA Life Investment Trust, a registered investment company offering five individual funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

          DEBRA K. DUNN
          Treasurer
          Born: August 1969
          Year of Appointment: 2005

          Assistant Vice President, IMCO/FPS Finance, USAA (9/04-present); Executive Director, IMCO/FPS Finance, USAA (12/03-9/04); Executive Director, FPS Finance, USAA (2/03-12/03); Director, FPS Finance, USAA (12/02-2/03); Director, Strategic Financial Analysis, IMCO (1/01-12/02). Financial Business Analyst, Strategic Financial Analysis, IMCO (3/00-1/01). Ms. Dunn also holds the officer positions of Assistant Vice President and Treasurer for IMCO, USAA Shareholder Account Services, FPS, and FAI.

          EILEEN M. SMILEY
          Assistant Secretary
          Born: November 1959
          Year of Appointment: 2003

          Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, FAI, and FPS; and Assistant Secretary of USAA Life Investment Trust, a registered investment company offering five individual funds.

          ROBERTO GALINDO, JR.
          Assistant Treasurer
          Born: November 1960
          Year of Appointment: 2000

          Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99). Mr. Galindo also holds the Officer position of Assistant Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

84

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

          JEFFREY D. HILL
          Chief Compliance Officer
          Born: December 1967
          Year of Appointment: 2004

          Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04); Assistant Vice President, Investment Management Administration & Compliance, IMCO (9/01-12/02); Senior Manager, Investment Management Assurance and Advisory Services, KPMG LLP (6/98-8/01). Mr. Hill also serves as Chief Compliance Officer of USAA Life Investment Trust, a registered investment company offering five individual funds.

          (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

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

                TRUSTEES      Christopher W. Claus
                              Barbara B. Dreeben
                              Robert L. Mason, Ph.D.
                              Michael F. Reimherr
                              Laura T. Starks, Ph.D.
                              Richard A. Zucker

          ADMINISTRATOR,      USAA Investment Management Company
     INVESTMENT ADVISER,      P.O. Box 659453
            UNDERWRITER,      San Antonio, Texas 78265-9825
         AND DISTRIBUTOR

          TRANSFER AGENT      USAA Shareholder Account Services
                              9800 Fredericksburg Road
                              San Antonio, Texas 78288

           CUSTODIAN AND      State Street Bank and Trust Company
        ACCOUNTING AGENT      P.O. Box 1713
                              Boston, Massachusetts 02105

             INDEPENDENT      Ernst & Young LLP
       REGISTERED PUBLIC      100 West Houston St., Suite 1900
         ACCOUNTING FIRM      San Antonio, Texas 78205

               TELEPHONE      Call toll free - Central time
        ASSISTANCE HOURS      Monday - Friday, 7 a.m. to 10 p.m.
                              Saturday, 8:30 a.m. to 5 p.m.
                              Sunday, 10:30 a.m. to 7 p.m.

          FOR ADDITIONAL      (800) 531-8181
       INFORMATION ABOUT      For account servicing, exchanges,
            MUTUAL FUNDS      or redemptions
                              (800) 531-8448

         RECORDED MUTUAL      24-hour service (from any phone)
       FUND PRICE QUOTES      (800) 531-8066

             MUTUAL FUND      (from touch-tone phones only)
          USAA TOUCHLINE      For account balance, last transaction, fund
                              prices, or to exchange or redeem fund shares
                              (800) 531-8777

         INTERNET ACCESS      USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND
(III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, IS AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

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                                     INSURANCE o MEMBER SERVICES

23405-0705                                   (C)2005, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Trustees of USAA Investment Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No amendments have been made to the Sarbanes Code since it was adopted, and no waivers (explicit or implicit) from a provision of the Sarbanes Code have been granted.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. has been designated as an audit committee financial expert for USAA Investment Trust. Dr. Starks has served as a professor of Finance at the University of Texas at Austin since 1987, and has served as the Chair Professor of Finance since 1996. Dr. Starks also has served as a consultant to numerous clients, including accounting firms, on a range of finance, accounting and auditing issues. Dr. Starks is an independent director who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Investment Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Investment Trust, consists of 10 funds in all. Only 9 funds of the Registrant (excluding the Total Return Strategy Fund) have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Funds' annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2005 and 2004 were $150,400 and $154,195, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid by the Funds' transfer agent USAA Transfer Agency Company (dba USAA Shareholder Account Services) for professional services rendered by Ernst & Young, LLP for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2005 and 2004 were $15,500 and $15,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young, LLP for tax services are detailed in the table below:

----------------------------------------------------------------------------------------------
               Review of Federal,                                  Review of
               State and City        Passive     Quarterly         US/UK Tax
               Income and tax        Foreign     Diversification   Treaty and issues
               returns and excise   Investment   Review under      related to grantor
               tax calculations      Company     Subchapter M      trust                TOTAL
----------------------------------------------------------------------------------------------
FYE 5-31-2005     $41,100            $14,050       $10,993                 0          $ 66,143
FYE 5-31-2004     $39,700            $ 9,167       $ 5,400           $ 1,547          $ 55,814
----------------------------------------------------------------------------------------------
TOTAL             $80,800            $23,217       $16,393           $ 1,547          $121,957
----------------------------------------------------------------------------------------------

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2005 or 2004.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2005 and 2004 were $109,143 and $92,814, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2005 and 2004 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 10.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Investment Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. Disclosure controls and procedures were established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 11.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUND, INC.
                           USAA TAX-EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                            USAA STATE TAX-FREE TRUST
                           USAA LIFE INVESTMENT TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust and USAA Life Investment Trust (collectively, the Funds, and each a Company) have adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to each Company's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

   The purpose of the Code is to promote:
   o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
   o full, fair, accurate, timely and understandable disclosure in reports and documents that each Company files with, or submits to, the SEC and in other public communications made by each Company;
   o     compliance with applicable laws and governmental rules and regulations;
   o prompt internal reporting of violations of the Code to the Chief Legal Officer of each Company, the President of each Company (if the violation concerns the Treasurer) and the Chairman of the Board of Directors/Trustees of each Company; and
   o     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Company's Board of Directors/Trustees (each a Board, and collectively the Boards) that the Covered Officers also may be officers or employees of one or more other investment companies covered by this joint USAA Funds' Code.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

   o use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
   o cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
   o accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds during contract negotiations.
   o accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
             o EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

   o service as a director on the board or an officer of any public or private company, other than a USAA company or a Company, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to each affected Company.
   o the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Company has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of a Company shall be considered the Chief Legal Officer of a Company.
   o the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
   o any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than IMCO or any other USAA company, must be approved by the Chairman of the Board of the Directors/Trustees and reported to each affected Board.
   o any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chairman of the Board of Directors/Trustees and reported to each affected Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

   o Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by each Company.

   o Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Directors/Trustees and auditors, and to government regulators and self-regulatory organizations.

   o Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by a Company with, or submitted to, the SEC, and in other public communications made by the Funds.

   o Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.

   o A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.

   o A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of each Company is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA
               Funds' outside counsel or counsel for the Independent Directors/Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chairman of the Board of Directors/Trustees and will be considered by the Board of Directors/Trustees.

         B.    REQUIRED REPORTS

         o     EACH COVERED OFFICER MUST:
               o Upon adoption of the Code, affirm in writing to the Boards that he has received, read and understands the Code.
               o Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

         o     THE CHIEF LEGAL OFFICER MUST:
               o report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
               o report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         o INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Company (if the complaint involves the Treasurer), the Chairman of the Board (or for the USAA Life Investment Trust (LIT) the Chairman/CEO of USAA if the complaint involves the Chairman of the LIT Board) and the Chairperson of the Audit Committee any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         o INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chairman of the Board or the Chairperson of the Audit Committee direct another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chairman of the Board, or the Board as a whole, may direct the Company's outside counsel or the counsel to the Independent Directors/Trustees (if any) to participate in any investigation under this Code.
         o STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         o VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chairman of the Board (and for the USAA LIT the Chairman/CEO of USAA if the violation involves the Chairman of the LIT Board) the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chairperson of the Audit Committee of each Company.

               The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
               o The Boards of Directors/Trustees understand that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Directors/Trustees will report to the Boards the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of a Company, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Directors/Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Directors/Trustees and counsel for the Independent Directors/Trustees (if any), the appropriate Company and its counsel, IMCO, and other personnel of USAA as determined by the affected Company's Chief Legal Officer or the Chairman of the Board of Directors/Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.


                                   APPENDIX A
                                COVERED OFFICERS


TITLE             COMPANY

PRESIDENT         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

TREASURER         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA INVESTMENT TRUST (EXCEPT TOTAL RETURN STRATEGY FUND)

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    July 26, 2005
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    August 2, 2005
         ------------------------------


By:*     /s/ DEBRA K. DUNN
         ---------------------------------------------
         Signature and Title:  Debra K. Dunn/Treasurer

Date:    August 2, 2005
         ------------------------------


*Print the name and title of each signing officer under his or her signature.